PROSPECTUS

                                        GERONIMO Multi-Strategy Fund

                                    GERONIMO Sector Opportunity Fund

                                     GERONIMO Option & Income Fund

                 December 6, 2005

                                GERONIMO FUNDS

The Securities and Exchange Commission has not approved or disapproved of these Funds’ shares or determined whether the information in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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Geronimo’s Investment Approach

Geronimo Partners Asset Management, LLC (“GERONIMO”) is a specialized absolute return investment firm that seeks to provide investors superior risk adjusted returns in both rising and falling markets. “Absolute return” means steady gains even when stock and bond markets go down.

GERONIMO pursues this absolute return objective in multiple ways, including dynamic asset allocation, industry sector/style investing, and actively managing portfolio risk to preserve capital in adverse times.

GERONIMO looks for the best global ideas available across all investment styles, industries, and asset classes.

GERONIMO’s investment process seeks to provide investors low annual volatility, low correlation to the overall direction of equity and fixed-income markets, and diversification across investment strategies, styles, sectors and asset classes over full investment cycles.

What Drives GERONIMO’s Investment Process

GERONIMO’s investment process is driven by the following investment beliefs:

•	Preserving capital in adverse times is as important as making money in better market environments.
•	Managing the risk side of portfolios is as important as managing for reward.
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A major part of investment returns is comprised of income from dividends, interest and option premiums. Generally, each Fund expects that, as a result of its investment objectives and strategies, its investment income will include net short-term gains from certain option transactions. Premium income from option transactions is distributed as short-term capital gains subject to ordinary income tax rates.

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Asset allocation and investment strategies focused on industry sector/style investing over economic cycles provide the vast majority of equity returns, and superior security selection can further add to investment performance.

How GERONIMO Achieves Results

GERONIMO seeks to achieve its goals through a highly disciplined and non-emotional fundamental and quantitative investment process, which it refers to as the Absolute Return Multi-Factor Investment Process. That process consists of five parts:

•Absolute Return Investing
•Dynamic Asset Allocation
•Industry Sector/Style Selection
•Individual Security Selection
•Defensive Measures

Although the details of the application may vary from Fund to Fund, GERONIMO uses this process for each of the Funds described in this prospectus.

Absolute Return Investing. An absolute return strategy is a strategy that targets a positive return in both rising and falling securities markets. GERONIMO’s investment approach seeks positive returns over full market cycles with low volatility in most market conditions. An example of how GERONIMO seeks to achieve this objective is directing its portfolio managers to seek investment opportunities with the goal of “making money” and not of being tied to the relative performance of a specific investment benchmark or discreet set of investment opportunities. GERONIMO’s approach contrasts with the “relative return” approach in which performance is measured relative to how the market or a particular benchmark or asset class performs.

Dynamic Asset Allocation. GERONIMO grades the condition of the overall securities markets on an “A”-“F” basis utilizing a proprietary macro economic model taking into account the health of global equities, industry sector breadth, market internals, market fundamentals, interest rates, credit, and volatility. That market grade helps GERONIMO guide each Fund's overall investment exposure and holdings—in stronger markets, GERONIMO seeks higher market exposure and more volatile holdings a nd, in weaker markets, seeks lower market exposure and more defensive holdings.

Industry Sector/Style Selection. GERONIMO’s process focuses on those global asset classes, investment strategies, investment styles, and industries that are most attractive (and least attractive). To help guide a Fund's investment allocation, GERONIMO grades 15-20 investment categories on an “A”-“F” basis using similar factors to GERONIMO's market grade process, in addition to fundamental factors specific to each industry sector, style, and strategy.

Individual Security Selection. GERONIMO’s process focuses on five key categories, including earnings quality, fundamentals, valuation, technical measures, and insider trading. GERONIMO grades individual securities on a “1”-“10” basis.

Depending on the Fund, GERONIMO purchases what it believes are the most attractive (or highly ranked) securities. Where GERONIMO can, it may sell short the least attractive securities, looking to make a profit from their decline.

Defensive Measures. During unfavorable market conditions, the Funds generally will be less than fully invested and GERONIMO will attempt to use defensive positions and strategies to

•	reduce equity exposure (by, for example, holding substantial positions in cash and/or short-term bonds); and

•	reduce volatility (by, for example, utilizing covered call option writing).

GERONIMO represents a unique absolute return investment management firm—one that combines both a “top down” or macro thematic approach to investing and a “bottom up” or fundamental approach to investment management. GERONIMO actively manages asset allocation, industry sector/style exposures and defensive holdings of the Funds in an attempt to enhance investment results.

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Summary of the Funds

GERONIMO Multi-Strategy Fund

Investment Strategies & Risk Profile

Seeks to provide returns in excess of the Merrill Lynch 3-Month treasury bill index in both rising and falling markets

Invests in index derivatives linked to the hedge fund research index and its underlying hedge fund strategies and managers

Utilized defensive strategies in adverse market conditions

Asset Class

Hedge fund strategies.

Role in Portfolio

Allocation to alternative investments, all-cap equity, balanced, or mid-duration fixed income investments

Core hedge fund portfolio allocation

GERONIMO Sector Opportunity Fund

Investment Strategies & Risk Profile

Seeks to provide retunrs in excess of the Merrill Lynch 3-Month treasury bill index in both rising and falling markets

Invests in specific industry sectors, asset classes, and investment styles

Utilized defensive strategies in adverse market conditions

Asset Class

All capitalization equity

Role in Portfolio

Allocation to long-short equity, sector funds, or all capitalization equity investments

Active sector/style and asset class rotation allocation

GERONIMO Option & Income Fund

Investment Strategies & Risk Profile

Seeks to provide returns in excess of the Merrill Lynch 3-month Treasury bill index in both rising and falling markets

Invests in dividend-paying or income-producing securities of global companies, combined with a covered option writing strategy

Utilized defensive strategies in adverse market conditions

Asset Class

Equity income and balanced

Role in Portfolio

Allocation to equity income, balanced equity, dividend strategy, or mid-duration fixed income investments

Core dividend and income allocation

GERONIMO MULTI-STRATEGY FUND

Ticker Symbols: Class C: GPHCX Class I: GPHIX

Investment Objective

GERONIMO Multi-Strategy Fund seeks to provide returns in excess of the Merrill Lynch 3-Month Treasury Bill Index in both rising and falling markets.

Principal Investment Strategies

The Fund seeks to provide absolute returns by following an investment strategy designed to provide investment returns similar to the returns produced by a broad range of hedge fund strategies and individual hedge fund managers represented in the investable HFRX Equal Weighted Strategies Index (the “HFRX Index”) published by Hedge Fund Research, Inc. (“HFR”). The HFRX Index is designed to be representative of the main hedge fund strategies available in the marketplace. The HFRX Index is comprised of separate accounts managed by numerous hedge fund managers selected by HFR using eight hedge fund strategies described below (collectively, the “HFRX Strategies”). HFR provides an account value for each HFRX Strategy included in the HFRX Index on a daily basis.

The Fund will not invest directly in the HFRX Index, any hedge fund or any HFRX Strategy. Instead, GERONIMO will actively manage the Fund's exposure to the HFRX Strategies by investing up to 15% of the Fund's net assets in one or more derivative instruments (structured as swap agreements, options, warrants, notes or other privately negotiated instruments) that provide investment returns linked to the performance of the HFRX Strategies as selected by GERONIMO in its discretion (collectively, "Index Derivatives").

The Fund typically will seek to obtain exposure to the HFRX Strategies by investing in total return swap agreements. In a typical swap agreement, the Fund will receive from the counterparty to the swap agreement, the price appreciation (or depreciation) of HFRX Strategies selected by GERONIMO in exchange for paying an agreed-upon fee based on a floating interest rate.

Swap agreements and other Index Derivatives normally have economic leverage inherent in their terms, which will increase the Fund's exposure to the HFRX Strategies. For example, a swap agreement representing 15% of the Fund's net assets may be designed to obtain up to 90% exposure to selected HFRX Strategies. As a result, any decreases or increases in the value of the HFRX Strategies underlying the swap will affect the value of the Fund as if the holdings in the HFRX Strategies represented 90% of the Fund’s investments.

Assets not invested in Index Derivatives will be invested primarily in U.S. Treasury bills, short-term money market instruments, short-term debt obligations and shares of money market mutual funds. The Fund will also write covered options and invest in futures on leading equity, credit and currency market indexes. The Fund is not a diversified fund, which means the Fund will invest in a small number of issuers.

The HFRX Investable Hedge Fund Indexes, which include the HFRX Index, are sponsored by HFR Asset Management, L.L.C. (“HFR Asset Management”) and published by HFR. HFR has been a leading provider of hedge fund indexes since 1993 and introduced the HFRX Investable Hedge Fund Indexes in April 2003. “HFR” and “HFRX” are trademarks of Hedge Fund Research, Inc., and the foregoing marks have been licensed for use by GERONIMO. The Fund is not sponsored, endorsed, sold or promoted by HFR or any affiliate of HFR.

GERONIMO As Investment Advisor

As advisor to the Fund, GERONIMO has ultimate authority over the allocation of the Fund’s assets and the selection of, and allocation to,

the particular HFRX Strategies to which the Fund will be exposed. Using its Absolute Return Multi-Factor Investment Process, GERONIMO will dynamically adjust the Fund’s exposure to various HFRX Strategies and engage in defensive strategies in an attempt to provide superior, risk-adjusted returns. The Fund’s exposure to a particular HFRX Strategy will likely differ substantially over time from the allocation weighting of the HFRX Index, due to portfolio management decisions and market movements. On a regular basis, GERONIMO will re-evaluate the Fund’s target asset allocation and may rebalance the Fund’s exposure to particular HFRX Strategies to reflect changes in the target allocation or to reallocate the Fund’s exposure to match the target allocation. The Fund will not necessarily be exposed to every HFRX Strategy included in the HFRX Index.

GERONIMO believes this strategy generally will provide absolute returns across most market conditions with lower volatility and less correlation than traditional investments.

The Fund seeks to provide an absolute return, even in market conditions generally adverse to the equity and bond markets. During unfavorable market conditions, GERONIMO will attempt to use defensive positions and strategies, including holding cash, increasing investments in U.S. Treasury bills or other short-term bonds, increasing the Fund’s exposure to HFRX Strategies whose performance typically is not directly correlated to the performance of the equity or bond markets (such as convertible arbitrage, equity market neutral, merger arbitrage and/or relative value arbitrage hedging strategies), and increasing the Fund’s covered option writing and investments in futures contracts. During favorable market conditions, GERONIMO’s allocation process will cause it to overweight the Fund’s exposure to HFRX Strategies whose performance typically is correlated to the performance of the market experiencing favorable conditions (such as distressed securities, equity hedge, event driven and/or macro hedging strategies)

The HFRX Equal Weighted Strategies Index

HFR provides daily performance returns for eight hedge fund strategies represented in the HFRX Index. HFR believes these strategies account for more than 80% of all assets allocated to hedge funds. As of the date of this Prospectus, the HFRX Index was comprised of 72 separate accounts managed by independent hedge fund managers with more than $800 million in assets on average and an average track record of seven years. The HFRX Index performance is published daily at www.hedgefundresearch.com as well as on the Bloomberg Professional Service at (“HFRXEW <INDEX> <GO>”) and Reuters at (“.HFRXEW”).

The HFRX Strategies

HFRX Strategies currently include convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

Convertible Arbitrage

Convertible arbitrage involves taking long positions in convertible securities and hedging those positions by selling short the underlying common stock. A hedge fund manager will, in an effort to capitalize on relative pricing inefficiencies, typically purchase long positions in convertible securities (generally convertible bonds, convertible preferred stock or warrants), and hedge a portion of the equity risk by selling short the underlying common stock. Timing may be linked to a specific event relative to the underlying company, or a belief that a relative mispricing exists between the corresponding securities.

Distressed Securities

Distressed securities managers invest in, and may sell short, the securities of companies encountering significant financial or business difficulties, including companies which (i) may be engaged in debt restructuring or other capital transactions of a similar nature outside the jurisdiction of federal bankruptcy law, (ii) are subject to the provisions of federal bankruptcy law or (iii) are experiencing poor operating results as a result of unfavorable operating conditions, over-leveraged capital structure, catastrophic events, extraordinary write-offs or special competitive or product obsolescence problems.

Equity Hedge

Equity hedge, also known as long/short equity, combines core long holdings of equities with short sales of stock or stock index options. Equity hedge portfolios may be anywhere from net long to net short depending on market conditions. Equity hedge managers generally increase net long exposure in bull markets, and decrease net long exposure or even are net short in a bear market. Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline. Stock index put options are also often used as a hedge against market risk. Profits are made when long positions appreciate and stocks sold short depreciate. Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.

Equity Market Neutral

Equity market neutral strategies strive to generate returns in both up and down markets by selecting positions with a total net exposure of zero. Managers will hold a large number of long equity positions and an equal, or close to equal, dollar amount of offsetting short positions for a total net exposure close to zero. A zero net exposure is referred to as “dollar neutrality” and is a common characteristic of all equity market neutral managers. By taking long and short positions in equal amounts, the equity market neutral manager seeks to neutralize the effect that a systematic change will have on values of the stock market as a whole.

Event-Driven

Event-driven investment strategies or “corporate life cycle investing” involves investments in opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate transactions. Event-driven trading involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. The uncertainty about the outcome of these events creates investment opportunities for managers who can correctly anticipate their outcomes. As such, event-driven trading embraces merger arbitrage, distressed securities, value-with-a-catalyst, and special situations investing.

Macro

Macro strategies attempt to identify extreme price valuations in stock markets, interest rates, foreign exchange rates and physical commodities, and make leveraged bets on the anticipated price movements in these markets. To identify extreme price valuations, managers generally employ a top-down global approach that concentrates on forecasting how global macroeconomic and political events affect the valuations of financial instruments. These approaches may be systematic trend following models, or discretionary. The strategy has a broad investment mandate, with the ability to hold positions in practically any market with any instrument. The success of this strategy depends upon the managers correctly anticipating price movements in global markets and having the flexibility to use any suitable investment approach to take advantage of extreme price valuations.

Merger Arbitrage

Merger arbitrage, also known as risk arbitrage, involves investing in securities of companies that are the subject of some form of extraordinary corporate transaction, including acquisition or merger proposals, exchange offers, cash tender offers and leveraged buy-outs. These transactions will generally involve the exchange of securities for cash, other securities or a combination of cash and other securities. Typically, a manager purchases the stock of a company being acquired or merging with another company, and sells short the stock of the acquiring company. The success of this strategy usually is dependent upon the proposed merger, tender offer or exchange offer being consummated.

Relative Value Arbitrage

Relative value arbitrage is a multiple investment strategy approach. The overall emphasis is on making “spread trades” which derive returns from the relationship between two related securities rather than from the direction of the market. Generally, managers will take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted. Profits are derived when the skewed relationship between the securities returns to normal. Relative value strategies may include forms of fixed-income arbitrage, including mortgage-backed arbitrage, merger arbitrage, convertible arbitrage, statistical arbitrage, pairs trading, options and warrants trading, capital structure arbitrage, index rebalancing arbitrage and structured discount convertibles arbitrage.

The HFR Group Has No Obligations Relating to the Fund

Neither HFR nor any of its affiliates makes any representation or warranty regarding this offering or the advisability of investing in the Fund. Neither HFR nor any affiliate is responsible for or participates in the investment decisions of the Fund. HFR and its affiliates have not participated in, and have no obligation or liability in connection with, the offering, sale, administration, marketing or trading of Fund shares.

Principal Risks of Investing in the Fund

This section outlines some of the principal risks affecting the Fund. Additional risks can be found in “More About Investment Strategies and Risks” later in this prospectus. Many of these risks apply to both the Fund and the hedge fund strategies comprising the HFRX Index.

LEVERAGE/VOLATILITY RISK – Swap agreements and other Index Derivatives normally have economic leverage inherent in their terms, and the amount of leverage will be determined by the amount of collateral posted by the Fund in relation to the initial value of the HFRX Index. For example, if the Fund's collateral account is 15% of the Fund's net assets and its exposure to the HFRX Index is 90%, any decreases or increases in value of the HFRX Index will affect the value of the Fund on a ratio approximating six to one (as it relates to the 15% holding). As a result, a small investment in Index Derivatives likely will have a potentially large impact on the Fund’s performance; and certain gains or losses will be amplified, increasing the volatility of the share price of the Fund. In addition, the cumulative effect of the use of leverage in a market that moves adversely to the investments of the Fund would result in a loss that would be significantly greater than if leverage were not employed. Economic leverage is inherent in many other derivative instruments that are eligible investments of the Fund. A small investment in derivatives may have a large impact on the Fund's performance.

LIQUIDITY RISK – The Fund may invest up to 15% of its net assets in Index Derivatives, which are privately negotiated and typically outstanding for periods of seven to 30 days, and other illiquid securities, such as over-the-counter derivative transactions (including over-the-counter options transactions). These securities generally are not “readily marketable” and, therefore, may constitute illiquid securities. A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid securities involve the risk that the Fund may be unable to sell an illiquid security or sell it at a reasonable price. In addition, the Fund may be required to liquidate positions or close out Index Derivatives on unfavorable terms and at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.

An investment in an Index Derivative also is subject to the risk that the Fund may not be able to terminate an Index Derivative effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Fund may be exposed to the risk of additional losses due to such delays or lag effects.

INTEREST RATE/MARGIN RISK – The Fund may enter into Index Derivatives under which the Fund agrees, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive over a stated time period the total return of one or more HFRX Strategies selected by GERONIMO. To the extent that the Fund engages in such transactions (or other transactions that subject the Fund to payments at floating interest rates), changes in interest rates may affect the operating results of the Fund. If interest rates increase significantly, the increased interest costs would have a negative impact on the Fund's performance, unless the Fund has successfully hedged the interest rate risk. In addition, rising interest rates may have a negative impact on the performance of the Fund's underlying investments.

The anticipated use of margin borrowings results in certain additional risks. For example, should the securities that are pledged to brokers (or other counterparties) as collateral for Index Derivatives or other derivative or borrowing transactions decline in value, or should the collateral requirement increase due to a change in value of the underlying securities or an increase in maintenance margin requirements (i.e., a reduction in the percentage of a position that can be financed), then there could be a “margin call,” pursuant to which additional funds would have to be deposited with the broker or the broker would effect a mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough to pay off the margin debt and this could result in mandatory liquidation of positions in a declining market at relatively low prices.

It is anticipated that Index Derivatives will provide that in lieu of meeting a margin call, the Fund may sell a portion of its HFRX Index exposure, which means that the Fund is effectively locking in the loss without the potential of participating in any future increase in the index. In the event of a precipitous drop in the value of the HFRX Index, the Fund could be forced to sell its entire HFRX Index exposure and forfeit the entire amount of cash or liquid securities held in the Fund's collateral account.

In addition, in order to raise cash to meet redemption requests, the Fund may be forced to terminate an Index Derivative or sell a portion of its exposure to reduce its margin requirements, generally at a value significantly discounted to the possible value the Fund might realize if the Index Derivative were held to expiration or sold in a more timely fashion.

CALL AND PUT OPTION RISK – The Fund may use options as part of its investment program. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk that the market price of the underlying security will rise above the exercise price of the option. In such event, the securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. To the extent the premium received does not cover the difference in the market price and the exercise price, the seller will incur substantial losses when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a long position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. In such case, the seller will be obligated to purchase the securities at a much higher price from the option holder than the prevailing market price of the securities. The seller will suffer substantial losses to the extent the premium received is less than the difference between the option price and the market price of the securities.

COUNTERPARTY RISK – Many of the markets in which the Fund effects its transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Fund invests in Index Derivatives, or other over-the-counter transactions (including options), it is assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.

Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

MANAGEMENT RISK – GERONIMO has no prior experience managing a mutual fund. The failure or deterioration of the investment strategy of GERONIMO or a particular HFRX Strategy to which the Fund is exposed may cause the Fund to suffer significant losses. Strategy-specific losses may result from excessive concentration by GERONIMO and/or certain underlying hedge fund managers in the same investment, as well as from broad events that adversely affect particular strategies (e.g., illiquidity within a given market). The strategies employed by GERONIMO and the underlying hedge fund managers can be expected to be speculative and involve substantial risk of loss in the event of such failure or deterioration. In addition, to the extent that the returns of an Index Derivative in which the Fund invests are linked to the investment returns of a particular hedge fund strategy, the Fund will bear the risks associated with direct investments in the hedge fund strategy. It is also possible that changes in the value of an Index Derivative held by the Fund will not correlate with the Fund's other investments.

CONCENTRATION RISK – To the extent that the Fund’s exposure is concentrated in one or more hedge fund strategies, the Fund’s exposure to those strategies could subject it to adverse market conditions, increased competition affecting those strategies, and legislative or regulatory or other changes affecting those strategies.

OPPOSING POSITION RISK – The HFRX Index comprises multiple hedge fund managers employing multiple investment strategies. As a result, it is possible that two or more hedge fund managers may, at the same time, unintentionally hold long and short positions in the same or related securities. Such positions would create additional cost without the likelihood of resulting in additional positive returns for the Fund.

INDEX RISK – Neither HFR nor any affiliate makes any representation or warranty as to the ability of the HFRX Index to track corresponding market performance. The HFRX Index is determined, composed and calculated by HFR Asset Management without regard to the Fund. HFR Asset Management does not guarantee the accuracy or completeness of the HFRX Index or any data included in the HFRX Index, and has no liability for any errors, omissions or interruptions therein.

HFR Asset Management and its affiliates are under no obligation to continue the calculation and dissemination of the HFRX Index or any HFRX Strategy or the operation of any fund or account on the HFR platform. HFR Asset Management may at any time or from time to time modify the calculation or construction of the HFRX Index. In addition, HFR may discontinue or suspend the calculation or publication of the HFRX Index. Neither HFR Asset Management nor any of its affiliates has any obligation or responsibility to the Fund or its shareholders in connection with any such modification, discontinuance or suspension, including any obligation or responsibility to notify the Fund of any such modification, discontinuance or suspension.

The Fund is dependent upon certain services provided by HFR Asset Management and its affiliates, which include the furnishing of information regarding the composition of the HFRX Index, the investment holdings of hedge fund separate accounts underlying the HFRX Index and the daily valuation of such accounts. Generally, in managing the Fund's portfolio, GERONIMO will rely on this information provided by HFR Asset Management and its affiliates, and the Fund will rely on this information to value the Fund's investments in Index Derivatives. In most cases, the Fund will have little ability to independently verify or otherwise assess the accuracy of the information provided, as there is no other source of this information presently available. Further, there can be no assurance that HFR Asset Management will continue its agreement with GERONIMO pursuant to which this information is provided.

AGGRESSIVE INVESTMENT RISK – The Fund’s investment strategies involve greater risks than the strategies used by typical mutual funds, including the use of Index Derivatives, index options, futures and leverage. The hedge funds comprising the HFRX Index invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. The managers of the hedge funds also may use proprietary investment strategies that are not fully disclosed, which may involve risks that are not anticipated. In addition, the hedge fund managers often are entitled to receive performance-based allocations out of the net profits of the hedge funds, which may create an incentive for the managers to make investments that are riskier or more speculative than they might have made in the absence of such arrangements.

SEGREGATED ACCOUNT RISK – When the Fund enters into Index Derivative transactions (as well as certain other derivative instruments), it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s obligations under each transaction. Securities held in a segregated account cannot be sold while the transaction they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

NON-DIVERSIFICATION RISK – The Fund is not a “diversified” fund as the term is defined in the 1940 Act because the Fund invests in a small number of Index Derivatives. To the extent the Fund invests a significant percentage of its assets with a single counterparty under the terms of an Index Derivative, the Fund is subject to the risks of investing with that counterparty, and may be more susceptible to a single adverse economic or regulatory occurrence affecting that counterparty.

FIXED-INCOME RISK – A substantial portion of the Fund’s assets may be invested in U.S. Treasuries or other short-term debt obligations. When interest rates change, the value of the Fund’s fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

EQUITY RISK – The equity markets are volatile, and the value of the Fund's equity, equity linked securities (high yield bonds, convertible bonds) and equity derivatives (such as certain Index Derivatives and futures and option contracts) may fluctuate significantly from day to day depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. This volatility may cause the value of an investment in the Fund to decrease.

SHORT SALES RISK – If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. At high levels of exposure, the Fund may not have sufficient uncommitted assets to cover margin calls during periods of market volatility and, as a result, the Fund may not be able to meet its redemption requests, or may have to unwind its short positions at inopportune times or at unfavorable terms.

The Fund may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that the Fund has the right to obtain). When the Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

SHORT TERM AND DEFENSIVE INVESTMENT RISK – The Fund typically holds a substantial portion of its investments in cash, U.S. Treasury Bills or other high quality, short term investments. These investments may include money market instruments, short-term debt obligations, shares of money market mutual funds, and repurchase agreements with banks, brokers and dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective.

How has the Fund performed in the past?

The Fund recently commenced operations and, as a result, has no prior performance history.

GERONIMO SECTOR OPPORTUNITY FUND

Ticker Symbols: Class C: GPSOX Class I: GPSIX

Investment Objective

GERONIMO Sector Opportunity Fund seeks to provide returns in excess of the Merrill Lynch 3-Month Treasury Bill Index in both rising and falling markets.

Principal Investment Strategies

The Fund seeks to provide absolute returns by actively investing in the most attractive global industry sectors, investment styles and asset classes. GERONIMO believes this strategy will provide absolute returns across most market conditions with lower volatility and less correlation than traditional investments.

GERONIMO uses fundamental and quantitative methodology to identify the leading and lagging investment sectors (such as health care, retail, technology), investment styles (such as growth, value, large-cap, mid-cap, small-cap) and asset classes (including foreign and domestic equity and fixed income, real estate and energy).

To pursue its goal, the Fund normally invests in exchange-traded funds (ETFs) that provide access to each of the sectors, styles, and asset classes in which the Fund may invest, as well as directly in equity securities, index and equity options, and fixed income holdings.

Geronimo Believes

Investment Sectors, Styles and Asset Classes Drive

Investment Performance

GERONIMO’s research shows that over any 1, 5, 10, or 15 year period, the greatest capital gains for portfolios come from asset allocation decisions as well as from investment decisions related to industry sectors or investment styles. Historically, particular industry sectors, asset classes, and investment styles generally stay attractive (or unattractive) for 6-month periods or longer.

GERONIMO’s approach is designed to identify the most attractive (and least attractive) industry sectors, investment styles and asset classes and to build a concentrated portfolio designed to capture investment returns from those holdings.

This Fund offers a “single stop” approach for investors seeking active management and exposure to industry sectors, asset classes and investment styles that GERONIMO believes are the most attractive (or least attractive) in the current investment climate.

In periods of extreme bearishness in the equity or fixed income markets, the Geronimo Sector Opportunity Fund will hold defensive investments, focus on dividend and income strategies, and be short those sectors, investment styles or asset classes it believes would otherwise provide negative returns to shareholders.

GERONIMO As Investment Advisor

GERONIMO, using its Absolute Return Multi-Factor Investment Process, dynamically will adjust the Fund’s equity and fixed income exposure; determine the most and least attractive industry sectors, investment styles and asset classes; engage in defensive investments (including writing covered options and investing in futures contracts on individual securities and leading equity, credit and currency market indexes); and utilize hedging strategies in an attempt to provide superior, risk-adjusted returns. The Fund generally takes long positions in equity securities identified as undervalued and fundamentally strong, and short positions (up to 30% of the Fund's total assets) in equity securities identified as overvalued and fundamentally weak, by GERONIMO.

GERONIMO will focus on factors that it believes influence investment returns to industry sectors, asset classes and investment styles, including the global economic cycle, the health of domestic and foreign equity markets, interest rates, market volatility, currency relationships, earnings trends, valuations, and other market internal indicators.

The Fund will not necessarily invest in every sector, investment style or asset class. GERONIMO will use its Absolute Return Multi-Factor Investment Process, including dynamic asset allocation, industry sector/style selection and individual security selection, to create a portfolio concentrated around the investment sectors, styles and asset classes GERONIMO believes are most attractive.

The portion of the Fund’s net assets represented by a particular industry sector, investment style or asset class will differ substantially over time due to portfolio management decisions and market movements. On a regular basis, GERONIMO will re-evaluate the Fund’s target asset allocation and, if necessary, rebalance the Fund’s assets among sectors, investment styles and asset classes to reflect changes in the target allocation or to reallocate the Fund’s holdings to match the target allocation.

The Fund may from time to time own significant holdings in particular asset classes (such as fixed income securities and equities) and certain sectors (such as real estate investment trusts (REITs), energy and technology).

The Fund seeks to provide an absolute return, even in market conditions generally adverse to the equity and fixed income markets. During unfavorable market conditions, the Fund generally will be less than fully invested. GERONIMO will attempt to use defensive positions and strategies, including increasing the Fund's covered option writing and investment in futures contracts, and/or holding up to 100% of the Fund’s assets in cash, U.S. Treasury bills or other short-term bonds.

Principal Risks of Investing in the Fund

This section outlines some of the principal risks affecting the Fund. Additional risks can be found in “More About Investment Strategies and Risks” later in this prospectus.

MANAGEMENT RISK – GERONIMO has no prior experience managing a mutual fund. GERONIMO may not be successful in selecting the sectors, styles, asset classes and securities that will outperform the market as a whole, and may even underperform. From time to time, the Fund may take long positions in securities identified by GERONIMO as undervalued and short positions in securities identified by GERONIMO as overvalued. The market may not agree with GERONIMO’s determination that a security is undervalued or overvalued, and the long or short positions may decrease in value.

EQUITY RISK – The equity markets are volatile, and the value of the Fund’s equity, equity linked securities (high yield bonds, convertible bonds) and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day, depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. This volatility may cause the value of your investment in the Fund to decrease.

SMALL AND MID-SIZE COMPANY RISK – While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of smaller issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

SECTOR CONCENTRATION RISK – Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may from time to time overweight specific industries within various market sectors (as defined by S&P), which causes the Fund’s performance to be more susceptible to the economic, business or other developments that affect those sectors. Also, to the extent that the Fund’s investments are concentrated in one or more sectors, the Fund’s investments in those sectors are subject to adverse market conditions, increased competition affecting those sectors, and legislative or regulatory changes.

FIXED-INCOME RISK –

Interest Rate Risk. When interest rates change, the value of the Fund’s fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Credit Risk. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price. Credit risk is higher for investments in high yield securities (junk bonds).

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

ETF RISK – The Fund may invest in other investment companies that invest in a manner consistent with the Fund's investment objective, generally through the use of exchange-traded funds ("ETFs"). ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-

traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Funds could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

A pro rata portion of other investment companies' fees and expenses will be borne by the Fund's shareholders. These fees and expenses are in addition to fees charged directly to the Fund in connection with its operations. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

REIT INVESTMENT RISK – Investments in REITs are subject to risks generally associated with investing in real estate, such as (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from registration under the 1940 Act; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

DERIVATIVES RISK – The Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of its portfolio, to diversify its portfolio, as a substitute for taking a position in an underlying asset, or to reduce transaction costs associated with managing its portfolio. Derivatives the Fund may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, swaps, and foreign currencies. A small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments.

SHORT SALES RISK – If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. At high levels of exposure, the Fund may not have sufficient uncommitted assets to cover margin calls during periods of market volatility and, as a result, the Fund may not be able to meet its redemption requests, or may have to unwind its short positions at inopportune times or at unfavorable terms.

The Fund may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that the Fund has the right to obtain). When the Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

CALL AND PUT OPTION RISK – The Fund may use options as part of its investment program. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk that the market price of the underlying security will rise above the exercise price of the option. In such event, the securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. To the extent the premium received does not cover the difference in the market price and the strike price, the seller will incur substantial losses when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a long position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. In such case, the seller will be obligated to purchase the securities at a much higher price from the option holder than the prevailing market price of the securities. The seller will suffer substantial losses to the extent the premium received is less than the difference between the option price and the market price of the securities.

SHORT TERM & DEFENSIVE INVESTMENTS RISK – The Fund invests its cash reserves in high quality short-term investments. These investments may include money market instruments, short-term debt obligations, shares of money market mutual funds, and repurchase agreements with banks, brokers and dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective.

How Has The Fund Performed In The Past?

The Fund recently commenced operations and, as a result, has no prior performance history.

GERONIMO OPTION & INCOME FUND

Ticker Symbols: Class C: GPOCX Class I: GPOIX

Investment Objective

GERONIMO Option & Income Fund seeks to provide returns in excess of the Merrill Lynch 3-Month Treasury Bill Index in both rising and falling markets.

Principal Investment Strategies

The Fund seeks to provide absolute returns by investing its assets in a diversified pool of dividend-paying or income-producing securities (including fixed income securities) of U.S. and foreign companies, as well as writing covered options and investing in futures contracts on individual securities and leading equity, credit and currency market indexes to provide enhanced income to the Fund. GERONIMO believes this strategy will provide absolute returns across most market conditions with lower volatility and less correlation than traditional investments.

The Fund normally invests in equity and equity–linked securities, exchange-traded funds (ETFs), options, and fixed-income securities (including high yield or “junk” bonds and distressed debt securities) rated CCC+ or higher by Standard & Poor’s Ratings Group, or a comparable rating by other rating agencies. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in dividend-paying or income-producing securities, including options.

GERONIMO As Investment Advisor

GERONIMO, using its Absolute Return Multi-Factor Investment Process, dynamically will adjust the Fund’s equity and fixed income exposure; determine the most attractive asset classes, income producing securities and covered option writing opportunities; engage in defensive investments; and utilize hedging strategies in an attempt to provide superior, risk-adjusted returns.

DIVIDENDS & INCOME

ARE CRITICAL TO PERFORMANCE

GERONIMO’s research shows that, over most 5, 10, and 15 year periods, in addition to asset allocation decisions, dividends and income can represent a substantial portion of investment return.

GERONIMO’s research also indicates that dividends, interest, option premiums and other forms of current income enhance returns during better market environments and act as a buffer during adverse market conditions, in that the income is available to offset some of the losses on underlying positions.

Covered option writing allows the Fund an opportunity to earn additional income on underlying securities held at the expense of giving up or capping its upside if the underlying security should rise rapidly (for a call) or fall rapidly (for a put).

The strategies GERONIMO employs will vary depending on its analysis of the opportunities available due to the current position of the economic and investment cycles. All of these absolute return income strategies are not always available or equally attractive, and GERONIMO adjusts the Fund's holdings according to its perception of which strategies will work.

GERONIMO will focus on factors that it believes influence investment returns to asset classes, industry sectors and income producing securities, including the health of domestic and foreign equity markets, interest rates, market volatility, currency relationships, earnings trends, payout ratios, valuations, and other market internal indicators. To identify the most attractive individual securities within asset classes and industry sectors, GERONIMO utilizes a quantitative and fundamental approach, including evaluations of earnings quality, valuation, liquidity, credit quality and other technical and fundamental factors.

The portion of the Fund’s net assets represented by a particular asset class, industry sector, or investment style will differ substantially over time due to portfolio management decisions and market movements. On a regular basis, GERONIMO will re-evaluate the Fund’s target asset allocation and, if necessary, rebalance the Fund’s assets among asset classes, sectors and investment styles to reflect changes in the target allocation or to reallocate the Fund’s holdings to match the target allocation.

The Fund seeks to provide absolute returns across most market conditions -- including conditions generally adverse to the equity and fixed income markets. During unfavorable market conditions, the Fund generally will be less than fully invested. GERONIMO will attempt to hedge the Fund’s portfolio with defensive positions and strategies, including increasing the Fund's covered option writing and investment in futures contracts, and/or holding up to 100% of the Fund’s assets in cash, U.S. Treasury bills or other short-term bonds.

Principal Risks Of Investing In The Fund

This section outlines some of the main risks affecting the Fund. Additional risks can be found in “More About Investment Strategies and Risks” later in this prospectus.

MANAGEMENT RISK – GERONIMO has no prior experience managing a mutual fund. GERONIMO may not be successful in selecting the asset classes, securities and option writing strategies that will outperform the market as a whole, and may even underperform.

EQUITY RISK – The equity markets are volatile, and the value of the Fund’s equity, equity linked securities (high yield bonds, convertible bonds) and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day, depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. This volatility may cause the value of your investment in the Fund to decrease.

FIXED-INCOME RISK

Interest Rate Risk. When interest rates change, the value of the Fund’s fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Credit Risk. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price. Credit risk is higher for investments in high yield securities (junk bonds).

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

CALL AND PUT OPTION RISK – The Fund may use options as part of its investment program. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk that the market price of the underlying security will rise above the exercise price of the option. In such event, the securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. To the extent the premium received does not cover the difference in the market price and the strike price, the seller will incur substantial losses when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a long position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. In such case, the seller will be obligated to purchase the securities at a much higher price from the option holder than the prevailing market price of the securities. The seller will suffer substantial losses to the extent the premium received is less than the difference between the option price and the market price of the securities.

SMALL AND MID-SIZE COMPANY RISK. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of smaller issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

DERIVATIVES RISK – The Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of its portfolio, to diversify its portfolio, as a substitute for taking a position in an underlying asset, or to reduce transaction costs associated with managing its portfolio. Derivatives the Fund may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, swaps, and foreign currencies. A small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments.

ETF RISK – The Fund may invest in other investment companies that invest in a manner consistent with the Fund's investment objective, generally through the use of exchange-traded funds ("ETFs"). ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Funds could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

A pro rata portion of other investment companies' fees and expenses will be borne by the Fund's shareholders. These fees and expenses are in addition to fees charged directly to the Fund in connection with its operations. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

SHORT SALES RISK – If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. At high levels of exposure, the Fund may not have sufficient uncommitted assets to cover margin calls during periods of market volatility and, as a result, the Fund may not be able to meet its redemption requests, or may have to unwind its short positions at inopportune times or at unfavorable terms.

The Fund may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that the Fund has the right to obtain). When the Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

SHORT TERM & DEFENSIVE INVESTMENTS RISK – The Fund invests its cash reserves in high quality short-term investments. These investments may include money market instruments, short-term debt obligations, shares of money market mutual funds, and repurchase agreements with banks, brokers and dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective.

How Has The Fund Performed In The Past?

The Fund recently commenced operations and, as a result, has no prior performance history.

FEES AND EXPENSES

As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Your advisor or broker may impose additional fees.

Fee Table

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of a Fund.

Shareholder Fees

(paid directly from your investment)

	Class C	Class I
Redemption Fee (as a percentage of amount redeemed or exchanged if shares are held less than 60 days)[1]	2.00%	N/A

Annual Fund Operating Expenses (expenses paid from Fund assets)

	Class C	Class I
Investment Advisory Fee / Fulcrum Fee	1.25% (see exhibit)	1.25% (see exhibit)

Distribution/Servicing— Rule 12b-1 Fee	1.00%	0.00%

Other Expenses[2,3]	0.75%	0.75%
Total Annual Fund Operating Expenses	3.00%	2.00%

1 If you redeem or exchange your Class C shares within 60 calendar days of purchase you will be charged a 2.00% redemption fee. However, if you redeem or exchange your shares after the 60-calendar day period there is no redemption fee. Exceptions may be granted to shareholders at the discretion of GERONIMO due to an investor’s change in circumstances, but no exceptions will be made for market-timers. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2 These “Other Expenses” include custodian, transfer agency and accounting agent fees, as well as other operating expenses (including borrowing costs). For the Funds’ initial fiscal year, GERONIMO estimates that that total Other Expenses will not exceed its contractual waiver, which is set at 0.75%. Nevertheless, if Other Expenses (including borrowing costs) exceed 0.75% of the average daily net assets of a Fund, the expense limitation described in footnote 3 (which does not cover borrowing costs) will apply to cap these expenses at 0.75% (except those expenses specifically excluded, such as borrowing costs).

3 GERONIMO contractually has agreed to waive its advisory fee and/or reimburse expenses so that the Other Expenses of each Fund, excluding the investment advisory/fulcrum fee, brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 0.75% of the average daily net assets of the Fund’s Class C and Class I shares, through November 30, 2007. Each waiver or reimbursement by GERONIMO with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular expense is incurred; provided that such Fund is able to make the repayment without exceeding its expense limitation applicable to each Class as set forth above.

Explanation of Fulcrum Fee

During the initial 12 months of operations, each Fund will pay GERONIMO a fixed investment advisory fee of 1.25% of the Fund’s average daily net assets. After this 12-month period, GERONIMO will receive a variable performance-based advisory fee or “fulcrum fee.”  This fee will comprise of an annual base rate of 1.25% of the Fund’s average daily net assets, subject to a performance adjustment, in accordance with the rate schedule set forth below. The performance adjustment either increases or decreases the advisory fee, depending on how the Fund performs relative to the Merrill Lynch 3-Month Treasury Bill Index (the “Treasury Index”) over the relevant performance period.  The performance period will consist of the most recent 12 month period, calculated on a rolling basis. A Fund's performance is calculated after advisory fee waivers and expense reimbursements, which will have the effect of increasing performance. Any such increase may result in an increase in the fulcrum fee.

As illustrated in the table below, the advisory fee will be 1.25% (i.e., there will be no performance adjustment) if a Fund’s performance is within positive or negative 2.00% (two percentage points) of the investment record of the Treasury Index over the performance period.  If the difference between a Fund’s performance and the performance of the Treasury Index exceeds 2.00% (two percentage points), the advisory fee will be adjusted either up or down, based upon a performance adjustment rate that varies at a rate of 0.01% for each increment of 0.04% of differential performance over two percentage points.  The maximum annualized advisory fee that may be paid by a Fund would be 2.25% and the lowest annualized advisory fee would be 0.25% (which would result from a performance differential of 6 percentage points or more). The rate calculated is applicable to the last month of the performance period and it is subject to recalculation for the following month.  The performance adjustment is calculated each day of the last month of the performance period by multiplying the applicable performance adjustment rate by a Fund’s average daily net assets over the performance period, and dividing the result by the number of days in the year.

For purposes of comparing a Fund’s performance to the investment record of the Treasury Index, the Fund’s performance already reflects any performance adjustments made during the performance period.  Thus, when a Fund outperforms the Treasury Index, shareholders will receive a total return that represents the full amount of the outperformance.  Further, the total return to shareholders will be significant relative to the performance adjustment because the performance adjustment rate will be a small percentage of the outperformance (expressed in percentage points).  For example, assuming you hold your investment through an entire performance period and the Fund’s performance during the period exceeds the investment record of the Treasury Index by 6 percentage points or more, your total return over the period (after performance adjustment) will be at least 6 percentage points better than the investment record of the Treasury Index, and the performance adjustment rate will be no more than 1.00%.

Expense Example

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total returns each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

Share Class	1 year	3 years
Class I	$77	$506
Class C	$77	$715

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Each Fund seeks to achieve its investment objective through its principal investment strategies described above. This section of the Prospectus discusses other types of securities in which the Funds may invest, either directly or, for the Multi-Strategy Fund, indirectly through its exposure to HFRX Strategies, and describes additional risks associated with these investments. The Funds’ Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment policies and risks.

Futures Contract Risk. Each Fund may trade in futures contracts (and related options) on securities indexes, U.S. Government securities, currencies, and other financial instruments or commodities, a practice which may involve substantial risks. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts or options purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved to the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent a Fund from promptly liquidating unfavorable positions and cause it to be subject to substantial losses. In addition, a Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the Commodity Futures Trading Commission (the “CFTC”) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities. Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks.

Failure of Futures Commission Merchant Risk. Under the Commodity Exchange Act, as amended (the “CEA”), futures commission merchants are required to maintain customers’ assets in a segregated account. To the extent that a Fund engages in futures and options contract trading and the futures commission merchants with whom it maintains accounts fail to so segregate the assets of the Fund, the Fund will be subject to a risk of loss in the event of the bankruptcy of any of its futures commission merchants. In certain circumstances, the Fund might be able to recover, even with respect to property specifically traceable to the Fund, only a pro rata share of all property available for distribution to a bankrupt futures commission merchant’s customers.

Convertible Securities Risk. Each Fund may invest in convertible securities, which are subject to the risks associated with both fixed-income securities and stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Additionally, lower rated convertible securities are subject to increased speculative risks discussed under High Yield (“Junk”) Bonds.

Distressed Investment Risk. Each Fund may invest in securities of companies that are in financial distress, experiencing poor operating results, having substantial capital needs, have negative net worth, or be in bankruptcy. There can be no assurance that GERONIMO will correctly evaluate the nature and magnitude of all factors that could affect the outcome of an investment.

High Yield (“Junk”) Bond Risk. Each Fund may invest in non-investment grade debt securities (commonly referred to as “junk bonds”). Non-investment grade debt securities are securities that have received a rating from nationally recognized statistical rating organization (a “Rating Agency”) below the fourth highest rating category or, if not rated by any Rating Agency, are of comparable quality.

Investments in non-investment grade debt securities, including convertible lower rated debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, additional expenses to seek recovery may be incurred. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities.

Foreign Securities Risk. While each Fund emphasizes investments in securities traded on a U.S. exchange, a Fund may invest up to 20% of its net assets in foreign securities. Foreign securities include securities issued by foreign governments or foreign private issuers. A foreign private issuer is a company: (1) more than 50% of whose outstanding voting securities are held of record either directly or indirectly by residents of foreign countries; (2) more than 50% of whose assets are located outside the United States, or (3) whose business is administered principally outside of the United States. Foreign securities also include ETFs whose underlying investments include foreign securities. When a Fund invests in foreign securities, it will be subject to additional risks not typically associated with investing in securities of domestic issuers. These risks include, among others, (i) lack of publicly available information about the foreign issuer, (ii) lack of uniformity in accounting, auditing and financial standards and/or requirements comparable to those applicable to U.S. companies, (iii) country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), (iv) different trading practices, (v) limited trading markets, (vi) greater volatility, and (vi) currency risk – which may negatively impact the value of a Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country. For example, some HFRX Index hedge fund managers invest solely in foreign securities.

ADR Risk. Each Fund may invest directly or indirectly in American Depositary Receipts and American Depositary Shares (collectively, “ADRs”). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets.

ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

Foreign Currency Risk. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer’s home country. Under normal circumstances, the Funds do not plan to hedge against the risk of currency exchange rate fluctuations. However, HFRX Index hedge fund managers may do so.

Other Investment Companies Risk. When a Fund invests in another investment company (including a money market mutual fund), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). A Fund has no control over the risks taken by the underlying funds in which it invests.

Temporary Defensive Investment Risk. In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally may include cash, ETFs, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. Each Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions, which could prevent the Fund from achieving its investment objective.

Portfolio Turnover Risk. The Funds do not have any limitations regarding portfolio turnover. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. GERONIMO expects each Fund to have a low portfolio turnover (i.e., less than 100%) during its initial fiscal year.

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains out to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

Hedging Transactions Risk. A Fund may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for GERONIMO to hedge against a change or event at a price sufficient to protect a Fund’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. A Fund may enter into hedging transactions to seek to reduce: interest rate risks, the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular; or the risks posed by the occurrence of certain other events. However, unanticipated changes in currency or interest rates, or increases or smaller than expected decreases in the equity markets or sectors being hedged, or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if GERONIMO had not engaged in any hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, GERONIMO may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent GERONIMO from achieving the intended hedge or expose the Fund to additional risk of loss.

General Economic and Market Conditions Risk. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Funds. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Opportunity Risk. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

Conflicts of Interest Risk. GERONIMO and its affiliates provide investment advisory and other services to clients other than the Funds. In addition, investment professionals associated with GERONIMO may carry on investment activities for their own accounts and the accounts of family members (collectively, with other accounts managed by GERONIMO and its affiliates, “Other Accounts”). The Fund has no interest in these activities. As a result of the foregoing, GERONIMO will be engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities.

There may be circumstances under which GERONIMO will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of a Fund’s assets they commit to such investment. There also may be circumstances under which GERONIMO purchases or sells an investment for its Other Accounts and does not purchase or sell the same investment for a Fund, or purchases or sells an investment for a Fund and does not purchase or sell the same investment for one or more Other Accounts. However, it is generally the policy of GERONIMO that investment decisions for all accounts it manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Funds and Other Accounts.

In addition, GERONIMO may charge fees to Other Accounts and be entitled to receive performance-based incentive fees or allocations from Other Accounts that are higher than the fulcrum fee to which the Funds are subject.

Aggressive Investments Risk. The Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss), leverage and derivatives transactions.

Market Timing Risk.    Depending on various factors, including the size of a Fund, the amount of assets the advisor typically maintains in cash or cash equivalents, and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of a Fund's portfolio, increase a Fund's transaction costs, administrative costs and taxes, or impact a Fund’s performance. In addition, if the nature of a Fund's portfolio holdings expose it to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of a Fund’s shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. For example, arbitrage market timers may seek to exploit possible price discrepancies between the value of a Fund's portfolio holdings in small-cap securities, high-yield ("junk") bonds, derivatives, Index Derivatives, and other types of investments that may not be frequently traded and the reflection of such investments in the net asset value of the Fund shares. Similarly, arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of a fund's shares in portfolios that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. To discourage market timing, each Fund has adopted policies and procedures that impose a redemption fee on certain purchase and redemptions. Notwithstanding these efforts, the Funds may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular Fund.

Segregated Account Risk. When a Fund enters into certain derivative transactions, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s obligations under each transaction. Securities held in a segregated account cannot be sold while the transaction they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Counterparty Risk. Some of the markets in which each Fund effects its transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When a Fund invests in over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.

Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Fund has concentrated its transactions with a single or small group of counterparties. A Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. The ability of a Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

INVESTMENT MANAGER

GERONIMO Partners Asset Management, LLC serves as investment advisor to each Fund and is responsible for selecting the Funds’ investments and supervising the Funds’ day-to-day business. GERONIMO’s corporate offices are located at 700 17th Street, 24th Floor, Denver, Colorado 80202.

GERONIMO has operated as an investment advisor since 2002. GERONIMO also serves as investment advisor to individual private clients, family offices, corporations, privately offered limited partnerships, and other separate account clients. GERONIMO currently manages assets in excess of $250 million. The Funds are the first mutual funds managed by GERONIMO.

TEAM MANAGED APPROACH

GERONIMO manages the Funds using its Multi-Factor Investment Process developed by David Prokupek and the investment team at GERONIMO. The team consists of portfolio and risk managers, fundamental and quantitative research analysts, and position managers. Although the team is jointly and primarily responsible for the day-to-day management of each Fund, David Prokupek has ultimate decision making authority with respect to investment decisions on behalf of each Fund.

GERONIMO’S Multi-Factor Investment Process is designed to identify and grade the overall market environment on an “A”-“F” basis —dynamically adjusting overall equity exposure accordingly; identifying the most attractive asset classes, industry sectors and investment styles; identifying the most attractive individual securities and option opportunities; and constructing each Fund’s holdings around its investment objective.

Investment Team

David Prokupek has been Chief Investment Officer and Chairman of the Investment Committee of GERONIMO since its inception. Mr. Prokupek’s responsibilities with respect to the Funds include portfolio management, research, and risk management activities. In addition, he has ultimate decision making authority with respect to investment decisions on behalf of each Fund.

Mr. Prokupek is the controlling owner and President of GERONIMO Holding, Inc., the parent company of the advisor. He is also the Manager of Wedge Securities LLC, a registered broker-dealer, and Chairman of Tuus Financial, a foreign depository trust and non-lending bank, both wholly-owned subsidiaries of GERONIMO Holdings.

Mr. Prokupek has over 17 years of experience in the securities industry. Mr. Prokupek founded Cleary Gull Investment Management Services, a private investment firm, in 1991, and served as its Chief Executive Officer until November 2001. Mr. Prokupek sold his ownership interest in Clearly Gull to Tucker Anthony Sutro in 1998, which subsequently sold the firm to Royal Bank of Canada in 2001. Mr. Prokupek received his MBA in Marketing and Finance from the J.L. Kellogg Graduate School of Management at Northwestern University and graduated with a BBA in Finance from the University of Wisconsin.

Marshall P. Gause is a Portfolio Manager for GERONIMO and has over 10 years of experience in equities, options, and commodities. Mr. Gause’s responsibilities with respect to the Funds include portfolio management, risk management, and security selection.

Mr. Gause began his career as an option neutral hedge clerk with NationsBank/Chicago Research & Trading on the fixed-income trading floor at the Chicago Board of Trade. In 1994 Mr. Gause joined U.S. Commodities Inc. in Wayzata, MN as a physical commodities trader. With backing from a multinational commodity trading firm, Mr. Gause started Global Risk Management, Inc. in 1996, where he was responsible for statistical arbitrage trading and pattern recognition software programming with a founding member of The Prediction Co. (as seen on NOVA, and popularized through the recent book, The Predictors by Thomas A. Bass). In 1997, Mr. Gause started the derivatives trading desk for ConAgra Grain Cos., where he was responsible for managing all exchange-traded and over-the-counter options portfolios. In 2001 Mr. Gause founded Geneva Capital Management, LLC, a registered investment advisor. Mr. Gause is a graduate of Bethel College in St. Paul, MN with a degree in finance.

Eli K. Johnson, CFA, is a Research Analyst in GERONIMO’s Asset Management group and has over eight years of experience in investment management and investment banking. Mr. Johnson’s responsibilities with respect to the Funds include carrying out research directives and risk management analyses. He is also responsible for constructing, negotiating, implementing, rebalancing and monitoring the Funds’ swap positions.

Prior to joining GERONIMO in 2003, Mr. Johnson was a Senior Analyst with Green Manning & Bunch, a middle market investment bank, where he created merger, leveraged buyout, and financing models for clients in a number of industries. Mr. Johnson was also a Senior Analyst at Smith Breeden and Associates, an institutional investment management firm, where he evaluated and traded a wide variety of mortgage-backed securities and corporate bonds. Mr. Johnson graduated magna cum laude from the University of Colorado with a B.S. degree in Business Administration with an emphasis in Finance. He has earned the right to use the Chartered Financial Analyst designation.

Other Information

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of shares of the Funds.

The Funds’ annual report will contain factors that the Board of Trustees considered in approving each Fund’s management agreement.

From time to time GERONIMO, not the Funds, may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. A Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be show for such securities.

ABOUT YOUR INVESTMENT

Determination of Net Asset Value

The price you pay for your shares is based on the applicable Fund’s net asset value per share (“NAV”). The NAV of the Sector Opportunity Fund and the Option & Income Fund is calculated as of the closing of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday).

The NAV of the Multi-Strategy Fund is calculated as of 8:00 a.m. Eastern Time on each day the New York Stock Exchange is open for business.

The NAV for each class of each Fund is calculated by dividing the value of the total assets of each class (including interest and dividends accrued but not yet received) minus liabilities of that class (including accrued expenses) by the total number of shares of that class outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

Each Fund’s assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor, based on policies approved by the Board of Trustees. Good faith pricing also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations.

Index Derivatives in which the Multi-Strategy Fund invests will be valued based on the value of the applicable HFRX Strategies, as provided by HFR on a daily basis, less borrowing costs. HFR provides a daily price for each HFRX Strategy, based on prices of the individual securities held in the hedge fund separate accounts underlying the HFRX Index.

GERONIMO will be responsible for monitoring market events that could have a significant impact on the price of any portfolio security, including any Index Derivative held by the Multi-Strategy Fund, and that occur between the close of trading and the time that this Fund’s NAV is determined the next day. If such an event occurs, the security will be valued by GERONIMO in good faith, in connection with the pricing review committee of the fund accountant. For example, fair value pricing may be used if an event occurs overnight in the foreign markets, which event GERONIMO believes has had, or will have, a substantial effect on the value of a portfolio security.

Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long- term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. In the event a security is priced at fair value, there is no assurance that a Fund will realize fair value upon the sale of the security.

Investing in the Funds

How To Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in each Fund is $50,000 for Class I shares and $1,000 for Class C shares and minimum subsequent investments are $1,000 and $250, respectively. The advisor may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances including, but not limited to, automatic investment plans and payroll deductions. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Classes of Shares

The Funds currently offer two share classes: Class C (Retail Class) and Class I (Advisor Class).

Class C (Retail Class) shares charge a 1.00% 12b-1 fee and are targeted to investors who buy mutual funds through financial institutions (such as broker-dealers). Class C shares require an initial minimum investment of $1,000.

Class I (Advisor Class) shares are subject to a higher minimum initial investment of $50,000. Class I shares have no 12b-1 expense. Class I shares can be purchased by, among others:

•	Individual investors;
•	Fee-only financial planners;
•	Investment advisors and broker dealers;
•	Any bank, trust company or other type of depository institution;
•	Any insurance company, investment company or foundation purchasing shares for its own account;
•	Any retirement plan such as a 401(k), 403(b) or 457(b) plan or the custodian for such a plan;
•

Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an “Eligible Benefit Plan”:

“Eligible Benefit Plans” are qualified or nonqualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan’s or program’s aggregate investment in the GERONIMO Family of Funds exceeds $1 million.

Each Fund reserves the right to change the investment criteria for its Class I shares.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

• a completed and signed investment application form (which accompanies this Prospectus);
• a check (subject to the minimum amounts) made payable to the appropriate Fund;
• the initial check should have the same address as the application.

Mail the application and check to:

US Mail:
Multi-Strategy Fund, or
Sector Opportunity Fund or
Option & Income Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:
Multi-Strategy Fund, or
Sector Opportunity Fund or
Option & Income Fund
c/o Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204

By Wire - You may also purchase shares of each Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 1-800-653-7417 to obtain instruction on how to set up your account and to obtain an account number.

You must provide a signed application to Shareholder Services, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, their custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the appropriate Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by a Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Funds at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

-	your name
-	the name of your account(s)
-	your account number(s)
-	a check made payable to your fund

Checks should be sent to the appropriate Fund at the address listed under the heading “How to Buy Shares – Initial Purchase” in this prospectus. To send a bank wire, follow the instructions outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Funds with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $250 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Since the Funds are oriented to longer-term investments, the Funds may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Funds’ transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Funds from the IRA unless you pay the fees directly to the IRA custodian. Call the Funds’ transfer agent about the IRA custodial fees.

Other Purchase Information

The Funds may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. You may be prohibited or restricted from making future purchases in the Funds. Checks should be made payable to the Fund. The Funds and their service agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept purchase and sell orders on their behalf. The Funds are deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

How to Exchange Shares

You may exchange your shares of one Fund for shares of another Fund. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. You may call Shareholder Services at 1-800-653-7417 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed above.

An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated for each Fund as described above under “Determination of Net Asset Value.” An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long-term or short-term capital gain or loss on the shares sold.

Requests for exchanges will be processed at the next calculated NAV after receipt of the request (e.g., prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern time) for the Sector Opportunity Fund and the Option & Income Fund, and 8:00 a.m. Eastern time for the Multi-Strategy Fund). If shares of the Multi-Strategy Fund are exchanged for shares of another GERONIMO Fund, the investor will receive the Multi-Strategy Fund’s NAV calculated at 8:00 a.m. after the exchange request is received, but shares of the other GERONIMO Fund will not be purchased until later that day, when the Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m.). This means that the investor will be out of the market and not invested in any GERONIMO Fund for one day.

Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege at any time.

How to Redeem Shares

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. Redemption proceeds from the Multi-Strategy Fund will be mailed or wired one day after the Fund’s NAV is next calculated (which likely means that the redemption proceeds will not be sent until two days after the redemption request is received). The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

US Mail:
Multi-Strategy Fund, or
Sector Opportunity Fund or
Option & Income Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:
Multi-Strategy Fund, or
Sector Opportunity Fund or
Option & Income Fund
c/o Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204

Your request for redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at 1-800-653-7417 if you have questions. At the discretion of the Funds or the Funds’ transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in a Fund by calling Shareholder Services at 1-800-653-7417. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning a Fund, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Additional Information - If you are not certain of the requirements for redemption please call Shareholder Services at 1-800-653-7417. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if a Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 for Class C shares or $10,000 for Class I shares, due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate a Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

Funds’ Policy on Market Timing. The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long-term shareholders, disrupt portfolio management and increase a Fund’s expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in each Fund. Class I shares are subject to a substantial initial investment. Class C shares are subject to a 2.00% short-term redemption fee, assessed against gross investment proceeds withdrawn within 60 calendar days of the date of purchase. Class C shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, each Fund uses a “first-in, first-out” method to determine the 60-day holding period. Thus, if you bought Class C shares on different days, the Class C shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing Class C shareholders.

If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s advisor, due to changes in an investor’s circumstances, such as death. The Funds may grant additional exemptions in the future as a result of changes in the law and/or technology. No exceptions will be granted to persons believed to be “market-timers.”

While the Funds attempt to deter market timing, there is no assurance that a Fund will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by a Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase or redemption orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive, such as trading by persons believed to be market-timers. Neither Fund has entered into any arrangements with any person to permit frequent purchases and redemptions of Fund Shares.

For More Information About Your Account

Investor Services

Shareholder Services Representatives are available to assist you. For your protection, calls to Shareholder Services are recorded. Call 1-800-653-7417 from 7 a.m. to 5 p.m. Central time (8-6 Eastern).

24-Hour Account Information

•	By Phone: 1-800-653-7417—the automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

•	GERONIMO Funds Website: By visiting www.Geronimofunds.com, you can access the latest Fund performance returns, daily prices, news articles and much more 24 hours a day.

DIVIDENDS, DISTRIBUTIONS AND TAXES

This section reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “2003 Tax Act”).

Dividends and Distributions. The Funds typically distribute substantially all net investment income in the form of dividends and any net capital gains to their shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request. The Multi-Strategy Fund, Sector Opportunity Fund, and Option & Income Fund intend to distribute net capital gains, if any, on an annual basis each December and net dividend income on a quarterly basis each March, June, September and December.

Taxes. Net investment income distributed by the Funds generally will consist of interest income, dividends received on investments, and any excess of net short-term capital gain over net long-term capital loss, all less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income. However, the 2003 Tax Act made certain changes in the taxation of “qualified dividend income” and long-term capital gains as discussed below. Dividends normally will be distributed by each Fund on a quarterly basis.

Each Fund will distribute realized capital gains to its shareholders normally once a year. Capital gains are generated when the Funds sell their assets for a profit. Capital gains are taxed differently depending on how long a Fund has held the asset sold. Distributions of net capital gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of net capital gains recognized on the sale of assets held longer than one year are taxed at long-term capital gains rates. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Generally, each Fund expects that, as a result of its investment objectives and strategies, its investment income will include net short-term gains from certain option transactions. Premium income from option transactions is distributed as short-term capital gains subject to ordinary income tax rates. The Multi-Strategy Fund also expects that its investment income will include income from swap agreements, which is generally taxed as dividends to the extent distributed.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of that Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Funds’ shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

* For gains realized between May 6, 2003 and December 31, 2008.

Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

RULE 12b-1 FEES

Each Fund has adopted a distribution plan for its Class C shares in accordance with Rule 12b-1 under the 1940 Act. Under these plans, Class C shares of a Fund may pay a fee of up to 1.00% of its average daily net assets to GERONIMO or certain broker-dealers, investment advisors, banks or other financial institutions to help defray the cost of servicing Fund shareholders and for providing distribution-related services. Because these fees are an ongoing expense, over time they reduce the net investment results of a Fund and may cost you more than paying other types of sales charges.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.Geronimofunds.com. The Funds' full portfolio holdings will be posted within approximately five business days after month-end and will remain available until the following month’s information is posted.

In addition, each Fund’s top portfolio holdings in order of position size and as a percentage of the total portfolio, may be available quarterly, with a 15-day lag, on www.Geronimofunds.com. The Funds also may disclose their top ten portfolio holdings. Industry, sector and regional breakdowns for all Funds may also be available quarterly, with a 15-day lag. If provided, the Funds' top portfolio holdings as well as the industry, sector and regional breakdowns will be posted within approximately five business days after quarter end and will remain available until the following quarter's information is posted.

Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request to GERONIMO, with a 30-day lag, following the posting of full portfolio holdings on www.Geronimofunds.com.

Details of the Funds' portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Funds' SAI.

NOTICE OF PRIVACY POLICIES AND PROCEDURES

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

•	Information a Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with a Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR FURTHER INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on the Funds’ policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings. Annual and semi-annual reports will contain management’s discussion of market conditions and investment strategies that significantly affect the Funds’ performance results as of the Funds’ future semi-annual or annual periods.

Call Shareholder Services at 1-800-653-7417 to request free copies of the SAI, to request other information about the Funds and to make shareholder inquiries. Alternatively, the Funds’ SAI and annual and semi-annual reports are available, free of charge, at www.Geronimofunds.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-21237

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GERONIMO

Statement of Additional Information

GERONIMO Multi-Strategy Fund

GERONIMO Sector Opportunity Fund

GERONIMO Option & Income Fund

December 6, 2005

GERONIMO FUNDS

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the GERONIMO Funds dated December 6, 2005. A free copy of the Prospectus can be obtained by writing Shareholder Services, c/o Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at 1-800-653-7417.

TABLE OF CONTENTS

PAGE

DESCRIPTION OF THE TRUST AND FUNDS	3
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	4

DESCRIPTION OF THE TRUST AND FUNDS

GERONIMO Multi-Strategy Fund (“Multi-Strategy Fund”), GERONIMO Sector Opportunity Fund (“Sector Fund”) and GERONIMO Option & Income Fund (“Income Fund”) (each a “Fund” and, collectively, the “Funds”) each is organized as a series of Unified Series Trust (the “Trust”). Each of the Sector Fund and the Income Fund is a diversified fund, while the Multi-Strategy Fund is non-diversified. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The Funds’ investment advisor is GERONIMO Partners Asset Management, LLC (the “Advisor”).

Each Fund currently offers two classes of shares, Class C and Class I. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Expenses attributable to any class are borne by that class. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Funds may offer additional classes of shares in the future.

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of each Fund and the Funds’ transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of each Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. Shares of each Fund are subject to redemption at any time if the Board of Trustees of the Trust (the “Board”) determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund’s shareholders.

For information concerning the purchase and redemption of shares of a Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of each Fund’s assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and this SAI.

The Funds may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on their behalf purchase and redemption orders. Such Intermediaries would be authorized to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

Customer orders will be priced at each Fund’s net asset value next computed after they are received by an authorized Intermediary or its authorized designee and accepted by the Fund. The performance of each Fund may be compared in publications to the performance of various indexes and investments for which reliable performance data is available. The performance of each Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Each Fund’s annual report will contain additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Funds may make and some of the techniques each may use.

A.         Equity Securities. Each Fund may invest in equity securities, including common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. Equity securities also include depositary receipts and exchange-traded funds, each described below.

B.          Fixed Income Securities. Each Fund may invest in fixed income securities rated between Ba and C by Moody’s Investors Service (“Moody’s”), BB and C by Standard & Poor’s Ratings Group (“S&P”), and comparable ratings of other nationally recognized statistical rating organizations (“NRSROs”); (2) commercial paper rated as low as C by S&P, Not Prime by Moody’s, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable credit-quality as determined by the Advisor. Fixed income securities include corporate debt securities, high yield debt securities, convertible debt securities, U.S. government securities, financial industry obligations, repurchase agreements, and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

1.           Corporate Debt Securities. Each Fund may invest in corporate debt securities. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security drops below investment grade, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting a Fund’s objective without presenting excessive risk.

2.           High Yield Debt Securities (“Junk Bonds”). Subject to the limitation on investments in illiquid securities, each Fund may invest in securities that are below investment grade. The prices of high yield securities have been found to be more sensitive to interest rate changes than higher-rated investments, and more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund’s net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on a Fund’s ability to accurately value high yield securities and the Fund’s assets and on the Fund’s ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, a Fund must report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Also, the shareholders are taxed on this interest even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Finally, there are risks involved in applying credit ratings as a method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Advisor continuously will monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities’ liquidity so the Fund can meet redemption requests. A description of the rating categories is contained in the Appendix.

3.           Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer’s underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer’s capital structure and they are usually of higher quality and normally entail less risk than the issuer’s common stock, although the extent to which risk is reduced depends in large measure on the degree to which convertible securities sell above their value as fixed income securities.

4.           U.S. Government Securities. Each Fund may purchase U.S. government securities which may be backed by the credit of the government as a whole or only by the issuing agency.

(i)          U.S. Treasury Obligations. These include Treasury Bills (which have maturities of one year or less when issued), Treasury Notes (which have maturities of one to ten years when issued) and Treasury Bonds (which have maturities generally greater than ten years when issued). U.S. Treasury obligations are backed by the full faith and credit of the United States and are considered to be of the highest credit quality, although they are generally not rated by NRSROs.

(ii)         Treasury Inflation-Protection Securities. Each Fund may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are a special type of treasury note or bond that was created in order to offer bond investors protection from inflation. The value of the TIPS is automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI). If the CPI goes up by half a percent the value of the bond would go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that your original investment will stay the same. TIPS decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

(iii)        Zero-Coupon U.S. Government Securities. Some of the U.S. government securities a Fund can buy may be structured as zero-coupon bonds that pay no interest and are issued at a substantial discount from their face value. They are subject to greater fluctuations in market value as interest rates change than interest-paying securities. For financial and tax purposes, interest accrues on zero-coupon bonds even though cash is not actually received by a Fund. A Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently.

(iv)        Mortgage-Related Securities. Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private-issuers. These securities include collateralized mortgage obligations, mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits and other real-estate related securities. As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. A Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

5.           Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

(i)          Certificates of Deposit. Certificates of deposit (CDs) are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year) at a stated or variable interest rate. However, each Fund may also invest in CDs that require a third party, such as a dealer or bank, to repurchase the CD for its face value upon demand. A Fund treats such CDs as short-term securities, even though their stated maturity may extend beyond one year.

(ii)         Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

(iii)        Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

C.	Derivative Instruments.

1.           Index Derivatives. The Multi-Strategy Fund actively will invest to gain exposure to a broad range of hedge fund strategies represented by the investable HFRX Equal Weighted Strategies Index (the “HFRX Index”) published by Hedge Fund Research, Inc. (“HFR”). The Fund will obtain exposure to these hedge fund strategies through investments in Index Derivatives linked to the performance of various hedge fund strategies and managers underlying the HFRX Index (the “HFRX Strategies”). “Index Derivatives” are derivative instruments (structured as swaps, options, warrants, notes or other privately negotiated instruments) that provide investment returns linked to the performance of the HFRX Strategies. The Multi-Strategy Fund will invest up to 15% of its net assets in one or more Index Derivatives.

Index Derivatives may be subject to various risks generally associated with derivatives, including liquidity risk, volatility, market risk and other risks described below. In addition, to the extent that the returns payable to the Multi-Strategy Fund from an Index Derivative are linked to the investment returns of a particular underlying hedge fund strategy, such investments may also involve risks typically associated with direct investments in such hedge fund strategy. These include the risk that a concentrated exposure to a particular hedge fund strategy could subject the Multi-Strategy Fund to adverse market conditions, increased competition affecting those strategies, and legislative or regulatory changes affecting those strategies. In addition, the failure of a particular hedge fund strategy to which the Multi-Strategy Fund is exposed may cause it to suffer significant losses. Strategy-specific losses may result from excessive concentration by a particular underlying hedge fund manager in a particular investment, as well as from broad events that adversely affect particular strategies (e.g., illiquidity within a given market). HFRX Strategies comprise multiple hedge fund managers employing multiple investment strategies. As a result, it is possible that certain hedge fund managers may, at the same time, unintentionally hold long and short positions in the same or related securities. Such positions would create additional cost without the likelihood of resulting in additional positive returns for the Multi-Strategy Fund.

Moreover, HFR may at any time modify the calculation or construction of HFRX, or may altogether discontinue or suspend its calculation and/or publication. Neither HFR nor any of its affiliates has any obligation or responsibility to the Fund or its shareholders in connection with any such modification, discontinuance or suspension, including any obligation or responsibility to notify the Multi-Strategy Fund of any such modification, discontinuance or suspension. The Multi-Strategy Fund is dependent upon certain services provided by HFR and its affiliates, which include the furnishing of information regarding the composition of HFRX, the investment holdings of hedge fund accounts and hedge fund managers underlying HFRX and the daily valuation of such hedge fund accounts. There can be no assurance that HFR will continue its agreement with the Advisor pursuant to which this information is provided.

When the Multi-Strategy Fund invests in Index Derivatives, it is also assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections.

The returns of Index Derivatives typically will relate to the basket of securities, managed accounts or other assets selected by the Advisor. Index Derivatives normally will have economic leverage inherent in their terms. For example, a swap could be designed so that the movement in the basket of securities underlying the swap would result in a gain or loss experienced by the Multi-Strategy Fund at a ratio approximating six to one (as it relates to the 15% holding) of the movement of the underlying basket of securities or some other ratio selected by the Advisor. The Multi-Strategy Fund will generally enter into Index Derivative transactions only with substantial financial institutions experienced with such products that have high credit ratings.

2.           Derivatives in General. Each Fund may use derivative instruments for any lawful purpose consistent with its investment objectives, including for general investment purposes, hedging, managing risk, or obtaining market exposure. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities or indexes.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. A forward is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. For example, forward-based derivatives include forward contracts and swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

(i)          Options. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. Each Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indexes of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position. Options used by each Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit each Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

Each Fund may engage in options transactions on indexes in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

(ii)         Spread Option Transactions. Each Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

(iii)        “Swap” Derivative Transactions. Each Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to that Fund than if that Fund had invested directly in an instrument that yielded that desired return or spread. Each Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or “collar” amounts.

The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amount differences themselves. A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to that Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on that Fund’s books and records.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indexes, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on each Fund by the Internal Revenue Code of 1986 (“IRC”) may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

(iv)        Futures Contracts. Each Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. Each Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities. Each Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of that Fund. Each Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when the Advisor believes it is more advantageous to that Fund than purchasing the futures contract.

To the extent required by regulatory authorities, each Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the Commodities Exchange Act (“CEA”) A by the Commodity Futures Trade Commission (“CFTC”). Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If a Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. That Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, that Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Single-stock futures are futures traded on individual stocks. When buying or selling single-stock futures, a Fund is obligated to fulfill the terms of the contract upon expiration, unless it offsets the position before then. Single-stock futures carry higher margin requirements than regular futures contracts. Trading single-stock futures also involves the risk of losing more than a Fund’s initial investment.

(v)          Commodity Futures. Each Fund may trade in commodity futures (and related options). Commodities refers to real assets such as energy, agriculture, livestock, industrial metals, and precious metals. A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The buyer of the futures contracts is not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. As discussed above, futures markets may specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that a Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited by the maximum daily permissible price movement. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if a Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if a Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account.

As in the financial futures markets, there are hedgers and speculators in the commodity futures markets. However, unlike financial instruments, there are costs of physical storage associated with purchasing the underlying commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the "convenience yield"). To the extent that these storage costs change for an underlying commodity while a Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

(vi)        Foreign Currency Derivatives. Each Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). Each Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio.

For example, a Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling that Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. A Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of that Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

The use of currency-related derivative instruments by a Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. Each Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a

Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to a Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. A Fund may have to pay a fee or commission for using these instruments or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the guidelines issued by the Securities and Exchange Commission (“SEC”), each Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent a Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund’s assets is so set aside, this could impede portfolio management or that Fund’s ability to meet redemption requests or other current obligations.

The Advisor’s decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor’s judgment that the transaction will provide value to that Fund and its shareholders and is consistent with that Fund’s objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of that Fund’s entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor’s skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund’s use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by a Fund.

(vii)       Exchange-Traded And OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. On the other hand, OTC derivative transactions are not traded on established exchanges and are not guaranteed by the creditworthiness of any exchange. Consequently, OTC derivative transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. OTC derivative transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

3.           Use of Derivatives. A Fund may enter into derivative transactions for a variety of purposes, such as hedging, managing risk or market exposure and for investment purposes.

(i)          Hedging. Each Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, its portfolio. Derivatives may also be used to “lock-in” realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

(ii)         Managing Risk. Each Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, holding certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

(iii) Market Exposure. As described above under “Index Derivatives,” the Multi-Strategy Fund will use Index Derivatives to attempt to achieve its investment objective.

4.           General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the CFTC, and various state regulatory authorities. In addition, a Fund’s ability to use derivative instruments may be limited by certain tax considerations.

The Funds have filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the CEA, and, therefore, no Fund will be subject to registration or regulation as a commodity pool operator under the CEA.

5.           Leveraged Derivative Transactions. The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging a Fund’s assets in a manner that raises senior security issues as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). In order to avoid creating a senior security and to limit the potential problems for leveraging of a Fund’s assets when the Fund invests in derivatives, the SEC has stated that a Fund may use coverage or segregation of its liquid assets. To the extent required by SEC guidelines, each Fund will not enter into any such leveraging derivative transactions unless it owns either: (1) an offsetting (“covered”) position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not “covered.” Assets designated on a Fund’s records cannot be sold while the related derivative position is open unless they are replaced with similar assets and such designated assets may be deemed illiquid. As a result, the designation of a large portion of a Fund’s assets could impede portfolio management or that Fund’s ability to meet redemption requests or other current obligations.

In some cases, each Fund may be required to maintain or limit exposure of a specified percentage of its assets to a particular asset class. In such cases, when a Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on that Fund’s books and records (unless another interpretation is specified by applicable regulatory requirements).

6.           Additional Derivative Instruments And Strategies. In addition to the derivative instruments and strategies described above and in the prospectus, the Advisor expects to use additional derivative instruments and to employ other hedging or risk management techniques using derivatives. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with each Fund’s investment objective and permitted by that Fund’s investment limitations, operating policies, and applicable regulatory authorities.

D.     Depositary Receipts. Each Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of each Fund’s investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

E.        Investment Companies Securities.          Each Fund may invest in other investment companies, including mutual funds, money market funds, and exchange-traded funds (“ETFs”), including those that hold portfolio of securities which closely tracks the price performance and/or dividend yield of various indexes. Under the 1940 Act, the Funds may not own more than 3% of the outstanding voting stock of the acquired investment company. Each Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

Money market funds invest exclusively in dollar denominated high-quality, short-term instruments issued by the federal government, corporations, municipalities and banks, and maintain a dollar-weighted average portfolio maturity of 90 days or less. Money market funds are managed to maintain a constant price per share, typically $1.00. As with other mutual funds, money market fund shares can be purchased or sold at any time at the fund’s current share price. The yield on a money market instrument may vary with market conditions; however, it generally is competitive with many savings accounts and is more liquid than most bank CDs. Risks associated with money market funds include an income risk – i.e., that the yield can fall sharply in a relatively short period of time, and an inflation risk – i.e., that the returns may not keep up with inflation, leading to purchasing power erosion for the investor.

ETFs represent shares of ownership in mutual funds, or unit investment trusts (“UIT”), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indexes. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value. Instead, ETFs sell and redeem their shares at net asset value only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable. When a Fund invests in an ETF, as a shareholder of an investment company, it may indirectly bear service and other fees which are in addition to the fees the Fund pays its own service providers

ETFs include S&P Depositary Receipts (“SPDRs”), Select Sector SPDRs, DIAMONDS, QQQQs, iShares, HOLDRS, Fortune e-50, streetTRACKS, VIPERs and other security baskets. For example, SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. The price and dividend yield of SPDRs track the movement of the appropriate S&P index relatively closely. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial

Average. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

An underlying fund may limit a Fund’s ability to sell its shares of the underlying fund at certain times. In these cases, such investments will be considered illiquid. For example, no mutual fund is required to redeem any of its shares owned by a Fund in an amount exceeding 1% of the underlying fund’s shares during any period less than 30 days. As a result, to the extent that a Fund owns more than 1% of the underlying fund’s shares, the Fund may not be able to liquidate those shares promptly in the event of adverse market conditions or other considerations. Pursuant to the 1940 Act, up to 10% of each Fund’s total assets (measured at the time of purchase) may be invested in shares of a single underlying fund. Each Fund intends to limit its investments in underlying funds so that not more than 3% of the outstanding shares of any underlying fund will be owned by the Funds or its affiliates, collectively. The Funds may invest in underlying funds that are permitted to concentrate their assets in a single industry, and may also invest in underlying funds that are not diversified.

F.	Foreign Securities

1.           General. Each Fund may invest in foreign securities or other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

2.           Emerging Markets Securities. Each Fund may invest directly in foreign securities of issuers in emerging markets or purchase ETFs that invest in emerging market securities. To the extent a Fund invests in foreign ETFs, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of the particular fund.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

G.       Illiquid Securities. Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable at their current price). However, under the 1940 Act, a Fund may not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% of the value of that Fund’s net assets (or such other amounts as may be permitted under the 1940 Act). After a Fund acquires a security, the security may become illiquid for a variety of reasons, including default, lack of current financial information on the issuer or the project financed by the security and the special purpose nature of the issuer or the project financed. Therefore, a Fund may hold (from time to time) percentages of illiquid securities substantially in excess of its acquisition percentage limits.

The Board of Trustees of the Trust has delegated to the Advisor the ultimate authority for determining, to the extent permissible under the federal laws, including the 1940 Act, which securities are illiquid for purposes of this limitation. Certain securities not required to be registered under the Securities Act, such as securities that only may be resold to qualified institutional buyers under Rule 144A (“QIB”) under the Securities Act (“144A Securities”) and Section 4(2) commercial paper, are generally deemed illiquid but may be considered liquid by the Advisor under guidelines adopted by the Board.

The Board has delegated to the Advisor the day-to-day determination of the liquidity of a security, based on guidelines adopted by the Board, although it has retained oversight and ultimate responsibility for such determinations. The Board has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security’s marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors.

Rule 144A Securities may be deemed liquid by the Advisor pursuant to liquidity guidelines established by the Board. Factors favoring the liquidity of such a security include frequency of trades and quotes for the security, number of potential broker-dealers and QIBs willing to purchase the security, the willingness of dealers to make a market in the security, and the likelihood of future marketability. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required in order for a Fund to make a public sale of a security, that Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a Restricted Security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted Securities will be priced in accordance with pricing procedures adopted by the Board. If, through the appreciation of Restricted Securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities, foreign securities and 4(2) commercial paper deemed to be liquid by the Advisor), each Fund will take such steps as is deemed advisable, if any, to protect the liquidity of that Fund’s portfolio.

Each Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by that Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.

H.        Repurchase Agreements. Each Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers (“Seller”) as determined by the Advisor. In a repurchase agreement, a Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by that Fund plus an agreed interest payment (“Repurchase Price”). The Seller’s obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities (“Collateral”). The Collateral is held by the Fund’s custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary (“Custodian”). The Advisor will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be “fully collateralized” by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.

In addition, each Fund may invest in foreign repurchase agreements. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S.

dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, a Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.

I.         Short Selling. Each Fund may engage in short sales transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. That Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will maintain a segregated account containing cash or U.S. government securities equal to the difference between (a) the market value of the security sold short at the time it was sold short and (b) any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until a Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short, and (2) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

Each Fund each may engage in short sales if, at the time of the short sale, a Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While none of the Funds currently expect to do so, any Fund may make a short sale when the Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of that Fund’s position.

J.        Real Estate Investment Trusts. Each Fund may invest in real estate investment trusts (REITs). A REIT is a company that is dedicated to owning and, in some cases, operating income-producing real estate such as apartments, shopping centers, offices, hotels, warehouses, etc. The REIT industry has a diverse profile, however, it is largely comprised of (i) equity REITs, which own real estate and whose revenue comes principally from rent; (ii) mortgage REITs, which loan money to real estate owners and whose revenue comes principally from interest earned on their mortgage loans; and (iii) hybrid REITs, which combine the investment strategies of both equity REITs and mortgage REITs. A REIT serves much like a mutual fund for real estate in that retail investors obtain the benefit of a diversified real estate portfolio under professional management. Its shares are publicly traded, often on a major stock exchange.

To the extent that a Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

K.      Distressed Securities. Distressed securities are securities of companies encountering significant financial or business difficulties, including companies which (i) may be engaged in debt restructuring or other capital transactions of a similar nature outside the jurisdiction of federal bankruptcy law, (ii) are subject to the provisions of federal bankruptcy law or (iii) are experiencing poor operating results as a result of unfavorable operating conditions, over-leveraged capital structure, catastrophic events, extraordinary write-offs or special competitive or product obsolescence problems. Corporate bankruptcy or distress often causes a company's securities to trade at a discounted value. Through an analysis of the complex business and legal procedures associated with the situation, a Fund may have the ability to purchase these securities and to exit the investment at an attractive risk-adjusted rate of return. Profits are expected from the market's lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below investment grade securities. Distressed securities typically are rated below investment grade (i.e., as junk securities).

Investment in distressed securities may be considered speculative and may present substantial potential for loss as well as gain. A Fund will not invest in the securities of distressed issuers for the purpose of exercising day-to-day management of any issuer’s affairs; however, such investment may nonetheless cause the Fund to have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Fund to litigation risks. When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be 'adequately protected' during the proceedings. If the bankruptcy court's assessment of adequate protection is inaccurate, a creditor's collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if a Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court. Furthermore, while each Fund intends to scrutinize any security interests that secure the debt it purchases, there can be no assurance that such security interests will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.

While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of a debtor, shareholders of a debtor or even the debtor itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that a Fund will be able successfully to defend against them. To the extent that a Fund assumes an active role in any legal proceeding involving a debtor, the Fund may be prevented from disposing of securities issued by the debtor due to the Fund’s possession of material, non-public information concerning the debtor.

L.        When-Issued and Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or delayed-delivery basis and such transactions represent a type of forward commitment by a Fund. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest on the underlying debt obligations accrues to that Fund. These types of forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While when-issued and delayed-delivery securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that their net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, each Fund will maintain cash and liquid assets equal in value to the aggregate outstanding forward commitments for when-issued and delayed-delivery securities marked to market daily. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

INVESTMENT LIMITATIONS

A.      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of a Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.        Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that a Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Funds pursuant to reverse repurchase transactions.

2.         Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that a Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.         Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.         Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.         Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.        Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.        Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.       Diversification. With respect to 75% of its total assets, each of the Sector Opportunity Fund and Option & Income Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.        Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.         Borrowing. The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.         Illiquid Securities. Each Fund will not invest more than 15% of its net assets in securities that are illiquid or restricted at the time of purchase, except that certain restricted securities determined to be liquid by the Advisor shall not be considered illiquid for purposes of this policy.

4.      Loans of Portfolio Securities. The Funds will not make loans of portfolio securities.

INVESTMENT ADVISOR

The Fund’s Advisor is GERONIMO Partners Asset Management, LLC, 700 17th Street, 24th Floor, Denver, Colorado 80202. David Prokupek, Chief Executive Officer and Chief Investment Officer of the Advisor, is the controlling shareholder of GERONIMO Holdings, Inc., the parent company of the Advisor.

Under the terms of the management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, during the initial 12 months of operations, each Fund will pay the Advisor a fixed management fee of 1.25% of the Fund’s average daily net assets. After this 12-month period, the Advisor will receive a variable performance-based management fee or “fulcrum fee.”  This fee will be comprised of an annual base rate of 1.25% of the Fund’s average daily net assets, subject to a performance adjustment, in accordance with the rate schedule set forth below. The performance adjustment either increases or decreases the management fee, depending on how each Fund performs relative to the Merrill Lynch 3-Month Treasury Bill Index (the “Treasury Index”) during the relevant performance period.  A performance period will consist of the most recent 12 month period, calculated on a rolling basis.

With respect to each Fund, the Advisor contractually has agreed to waive its advisory fee and/or reimburse expenses so that each Fund’s other expenses (excluding the investment advisory/fulcrum fee, brokerage fees and commissions, 12b-1 fees (if any), borrowing costs (such as interest and dividend expense on securities sold short) taxes, and extraordinary expenses) do not exceed 0.75% of the average daily net assets of the Fund’s Class C shares and Class I shares, through November 30, 2007. Each waiver or reimbursement by the Advisor with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular expense is incurred; provided that such Fund is able to make the repayment without exceeding its expense limitation set forth above.

Each Agreement was approved by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at meetings held on May 25 and October, 17, 2005.  In determining whether to approve the Agreements, the Board requested and reviewed materials furnished by the Advisor in advance of the meeting, including current financial statements and Form ADV Part II for the Advisor, and an investment questionnaire describing its investment policies and procedures.  The Trustees reviewed a description of the Advisor’s business and personnel, information about its policies and practices regarding best execution, trade allocation, soft dollars, and proxy voting; and the Advisor represented to the Board that there were no pending material legal proceedings or securities enforcement proceedings regarding the Advisor or its personnel.  The Advisor also represented to the Board that it had in place a compliance program, including a Code of Ethics, reasonably designed to prevent violations of the federal securities laws.

In considering the Agreements, the Trustees primarily considered the following factors: (i) the fairness of the proposed investment advisory/fulcrum fee, (ii) whether the Treasury Index is an appropriate index against which each Fund’s performance should be compared, and (iii) the appropriateness of the period over which the performance is to be compared.  With respect to the fairness of the investment advisory/fulcrum fee, the Trustees noted that the proposed fulcrum fee arrangement requires proportionate increases and decreases for positive and negative  performance variances against the Treasury Index. The Trustees also noted that the fee only increases if a Fund’s performance increases.  If a Fund underperforms, the Trustees noted that the Advisor’s fee would decrease proportionately. While the Trustees expressed concern that the Advisor’s proposed investment advisory/fulcrum fee under the arrangement may be higher than the management fee charged by other mutual funds, they noted that the Advisor has special expertise in derivative and hedging transactions and that the implementation of the Advisor’s unique, proprietary absolute return investment process is more time intensive and requires more experience than typically is required of mutual fund portfolio managers.

In addition, the Trustees negotiated an agreement with the Advisor pursuant to which the Advisor contractually agreed to cap each Fund’s expenses through November 30, 2007 to the extent necessary to maintain each Fund’s other expenses (excluding the investment advisory/fulcrum fee, any brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, and extraordinary expenses) at 0.75% of each Fund’s average daily net assets.  Each waiver or reimbursement is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred; provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.   The Trustees noted that the expense cap arrangement would, at a minimum, cap expenses other than as described above, to the benefit of shareholders. As a result, the Trustees concluded that the fulcrum fee aligns the interests of the Advisor and each Fund’s shareholders, and that the Advisor’s contractual fee waiver further protects the interests of the Funds’ shareholders by keeping Fund expenses low.

The Board then considered the appropriateness of using the Treasury Index as each Fund’s benchmark for purposes of calculating the fulcrum fee.  The Trustees determined that the use of the Treasury Index is appropriate because each Fund’s investment objective is to achieve a return in excess of the Treasury Index across full market cycles and most market conditions.  The Trustees noted that no fulcrum fee would be paid during the Funds’ first fiscal year and, thereafter, the fulcrum fee would be calculated on a rolling basis, based upon each Fund’s performance over the preceding twelve months, compared to the performance of the Treasury Index.  The Trustees also determined that a 12-month performance period is appropriate because such a period is sufficiently long so as to minimize the possibility that payments will be made based upon random or short-term fluctuations. The Trustees therefore concluded that the proposed investment advisory/fulcrum fee was fair and reasonable.

The Board also noted that:  (1) the Advisor has successfully managed private accounts using the same investment strategies that it will use to manage the Funds; (2) the Advisor will engage in soft dollar arrangements pursuant to which mutual fund brokerage is directed to a broker-dealer in exchange for research services provided to the fund’s advisor; (3) the Advisor has a unique relationship with HFR which is necessary for the Multi-Strategy Fund to achieve its objective; and (4) the Advisor has experienced executives who have a long history of providing investment advice to private clients. The Board considered the fact that the Advisor has no prior experience managing a mutual fund. However, the Board noted that the Advisor’s principal executives have substantial portfolio management experience. The Board also noted the positive prior short-term performance of private accounts managed by the Advisor using the same strategies as it will use to manage the Funds. As a result, the Trustees determined that the Advisor appeared to have the necessary experience and expertise needed to successfully manage the Funds.

As a result of their considerations, the Trustees, including the Independent Trustees voting separately, unanimously determined that each proposed Agreement is in the best interests of the applicable Fund and its shareholders.

The Advisor retains the right to use the name “GERONIMO” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “GERONIMO” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

The Advisor, not the Funds, may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. A Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be show for such securities.

About the Portfolio Managers

The Advisor’s investment team is jointly and primarily responsible for the day-to-day management of each Fund. David Prokupek, Marshall P. Gause and Eli K. Johnson (each a “Portfolio Manager,” or collectively, the “Portfolio Managers”) comprise the Advisor’s investment team. David Prokupek has ultimate decision making authority for each Fund. As of the date of this SAI, each Portfolio Manager was responsible for the management of the following types of other accounts in addition to the Funds:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
David Prokupek	Investment Companies: 0 Pooled Investment Vehicles: 3 Other Accounts: 9	Investment Companies: 0 Pooled Investment Vehicles: $76 million Other Accounts: $210 million	Investment Companies: N/A Pooled Investment Vehicles: 3 Other Accounts: 0	Investment Companies: N/A Pooled Investment Vehicles: $76 million Other Accounts: N/A
Marshall P. Gause	Investment Companies: 0 Pooled Investment Vehicles: 3 Other Accounts: 9	Investment Companies: 0 Pooled Investment Vehicles: $76 million Other Accounts: $210 million	Investment Companies: N/A Pooled Investment Vehicles: 3 Other Accounts: 0	Investment Companies: N/A Pooled Investment Vehicles: $76 million Other Accounts: N/A

Eli K. Johnson	Investment Companies: 0 Pooled Investment Vehicles: 3 Other Accounts: 9	Investment Companies: 0 Pooled Investment Vehicles: $76 million Other Accounts: $210 million	Investment Companies: N/A Pooled Investment Vehicles: 3 Other Accounts: 0	Investment Companies: N/A Pooled Investment Vehicles: $76 million Other Accounts: N/A

Each Portfolio Manager receives a fixed, base salary and a discretionary bonus from the Advisor.  One-half of the bonus is based on performance of client accounts achieved by the Portfolio Manager. A Portfolio Manager typically receives a bonus if the pre-tax investment performance of his client accounts is positive. A Portfolio Manager may receive additional bonus amounts if his client’s pre-tax performance returns meet or exceed the returns of certain hedge fund index benchmarks (currently the HFRX Equal Weight Index, HFX Equity Hedge Index and HFRX Relative Value Arbitrage Index). The other half of the Portfolio Manager’s bonus  is based on discretionary factors including the level of the individual’s contributions to his investment team and the firm as a whole. In addition, Portfolio Managers are eligible to participate in GERONIMO Holding’s profit-sharing plan and equity options plan, based on the individual’s investment performance for client accounts measured as described above. Performance is measured semi-annually. Salaries are paid monthly while bonuses and other profit-sharing or equity compensation is determined semi-annually.

As an account executive and indirect owner of Wedge Securities LLC, a registered broker-dealer and an affiliate of the Advisor, Mr. Prokupek also shares in the commissions received by Wedge Securities, including commissions earned in connection with the Funds’ portfolio transactions executed by Wedge Securities.

To the extent that a Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

Potential conflicts of interest may arise because the Portfolio Managers may be required to pursue different investment strategies on behalf of the Funds and the Advisor’s private clients.  For example, a Portfolio Manager may be required to consider an individual client's existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Funds.  This means that research on individual stocks and bonds to determine the merits of including them in the Fund's portfolio are similar, but not identical, to those employed in building separate account client portfolios.

As soon as possible after the commencement of operations of each Fund, the Portfolio Managers have committed to purchase shares of the Funds in the following ranges:

Portfolio Manager	Dollar Range of Multi-Strategy Fund Shares (Class I)	Dollar Range of Sector Fund Shares (Class I)	Dollar Range of Income Fund Shares (Class I)
David Prokupek	$50,001 to $100,000	$50,001 to $100,000	$50,001 to $100,000
Marshall P. Gause	$0	$0	$0
Eli K. Johnson	$0	$0	$0

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Date of Birth), Position with Trust,** and Term of Position	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*	The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 34 series.

The Trust’s audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Funds’ accounting and financial reporting policies and practices, the =ir internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2004.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address*, (Date of Birth), Position with Trust,** and Term of Position	Principal Occupation During Past 5 Years and Other Directorships

Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Freddie Jacobs, Jr., CPA (1970) Chief Financial Officer and Treasurer, July 2005 to present

Vice President of Unified Fund Services, Inc., the Trust’s administrator, since December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer from 1998 to 2000; Chief Financial Officer and Treasurer of AmeriPrime Advisors Trust from July 2005 to September 2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh Funds from February 2004 to February 2005.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather A. Barnes (1975) Secretary, July 2005 to present

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005.

*	The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 34 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Trust.

The following table provides information regarding shares of each Fund and other portfolios of the Fund Complex owned by each Trustee as of the date of this SAI.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None

* The Trust currently consists of 34 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Fund Complex on an individual basis and by the Fund Complex on an aggregate basis. Trustees’ and officers’ fees and expenses of the Trust are Fund Complex expenses and each series incurs its expenses at the same rate.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ 1,059	$0	$0	$36,000
Stephen A. Little, Chairman of the Board	$1,059	$0	$0	$36,000
Daniel Condon, Trustee	$706	$0	$0	$24,000
Non-Independent Trustees and Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Ronald C. Tritschler, Trustee	$706	$0	$0	$24,000
Anthony Ghoston, President and CEO	$0	$0	$0	$0
Freddie Jacobs, CFO and Treasurer	$0	$0	$0	$0
Lynn Wood, Chief Compliance Officer	$4,265	$0	$0	$145,000
Heather Barnes, Secretary	$0	$0	$0	$0

* The Trust currently consists of 34 series.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the Fund’s management agreement with the Advisor. The Trustees and officers of the Trust, as a group, own no shares of the Funds. Mr. David Prokupek, Portfolio Manager of the Funds, has committed to purchase shares of each Fund as soon as possible after the Fund commences operations and will, therefore, constitute each Fund’s sole control person and principal shareholder until public shareholders purchase shares of the Fund.

PORTFOLIO TURNOVER

The Funds may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action and, as a result, may have portfolio turnover rates in excess of 100%. A Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the Funds’ initial fiscal year, the Funds’ Advisor expects that the portfolio turnover rate for each Fund will be less than 100%.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Advisor, it is not possible to place a dollar value on the research and other information received. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The Funds have no obligation to deal with any broker or dealer in the execution of their transactions. However, it is contemplated that Wedge Securities LLC (“Wedge”), in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates, and Wedge will receive brokerage commissions from the Funds in connection with all such brokerage transactions. Wedge is under common ownership with the Advisor, and Mr. Prokupek, the Funds’ Portfolio Manager, is an account executive of Wedge. As a result, Mr. Prokupek and other employees of the Advisor may indirectly share in the commissions received by Wedge from the Funds. The Advisor is not required to reduce its fee by the amount of any profits earned by Wedge, or indirectly by Mr. Prokupek or other employee of the Advisor, from brokerage commissions generated from portfolio transactions of the Funds.

Under the 1940 Act, persons affiliated with an affiliate of the Advisor (such as Wedge) may be prohibited from dealing with the Funds as a principal in the purchase and sale of securities. Therefore, Wedge will not serve as the Funds’ dealer in connection with over-the-counter transactions conducted on a principal basis. However, Wedge may serve as the Funds’ broker in over-the-counter transactions conducted on an agency basis and will receive customary brokerage commissions in connection with such transactions.

Pursuant to policies adopted by the Board of Trustees, the Advisor is required to obtain the prior approval of the Trust’s Chief Compliance Officer prior to first engaging any affiliated broker. In addition, the Advisor is prohibited from effecting brokerage transactions through Wedge if such transactions would be unfair or unreasonable to Fund shareholders. Commissions will be paid solely for the execution of trades and not for any other services. In determining the commissions to be paid to Wedge, the Advisor is required to determine that the commissions charged are (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability, and (b) at least as favorable to a Fund as commissions contemporaneously charged by Wedge on comparable transactions for its most favored unaffiliated customers, except for customers of Wedge considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The Board of Trustees has also directed the Advisor to ensure that Wedge does not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others. The Independent Trustees from time to time review, among other things, information relating to the commissions charged by Wedge to the Funds and its other customers, and rates and other information concerning the commissions charged by other qualified brokers. While the Funds do not currently contemplate ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms.

The Trust, the Advisor and the Funds’ distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Codes from the Funds, free of charge, by calling Shareholder Services at 1-800-653-7417. You may also obtain copies of the Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. Each Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Funds release portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Multi-Strategy Fund may disclose information about its Index Derivatives holdings to HFR in connection with verification of pricing HFRX Strategies underlying the Index Derivative. HFR has signed a confidentiality agreement agreeing to keep this portfolio information confidential and that its employees will not personally trade on this information. The Funds also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third-party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Funds do not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, each Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Funds.  In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month.  The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee.  Neither the Funds, the Advisor nor any of their affiliates receive any portion of this fee.  Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

Each Fund also releases its full portfolio holdings to the general public on a monthly basis, with a 30-day lag, on its website at www.Geronimofunds.com. Each Fund’s full portfolio holdings will be posted within approximately two business days after month-end and will remain available until the following month’s information is posted. In addition, the Funds’ top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on the Funds’ website at www.Geronimofunds.com. The Funds disclose their top ten portfolio holdings. Industry, sector and regional breakdowns for all Funds are available quarterly, with a 15-day lag. The Funds’ top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately 15 business days after quarter end and will remain available until the following quarter’s information is posted.

Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a representative of the Advisor, with a 30-day lag, following the posting of full portfolio holdings on the Funds’ web site at www.Geronimofunds.com.

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about a Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board.  The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing a Fund’s portfolio holdings.

DISTRIBUTION PLAN – CLASS C SHARES

Each Fund has adopted a Distribution Plan (each, a “Plan,” or collectively, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s class C shares. Each Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plans or in any other Rule 12b-1 agreement, cast in person at a meeting on May 25, 2005 called for the purpose of, among other things, voting on such Plans. The Trustees expect that the Plans will significantly enhance each Fund’s ability to distribute its shares.

Each Fund’s Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating to 1.00% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. Each Fund and/or the Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. Each Fund’s Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit the Class C shareholders; because the minimum investment for Class C is much lower than for Class I shareholders, each Fund must have an effective sales program in order for it to reach and maintain a sufficient size for the Class C to achieve efficiently its investment objectives and to realize economies of scale.

PROXY VOTING POLICY

The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees. The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and a Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Advisor’s policy provides that generally the Advisor will vote with management for routine corporate proposals unless such a vote is not in the shareholders’ best interests. Non-routine votes are reviewed on a case-by-case basis.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services 1-800-653-7417 to request a copy from the Chief Compliance Officer of the Trust, or by writing to Unified Fund Services, Inc., the Funds’ transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC’s web site at www.sec.gov. A copy of the votes cast by each Fund with respect to portfolio securities for each year ended June 30th, will be filed by each Fund with the SEC on Form N-PX. Each Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (“NAV”) of each class of the Sector Fund and the Income Fund is calculated as of the closing of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV of each class of the Multi-Strategy Fund is calculated as of 8:00 a.m. Eastern Time on each day the New York Stock Exchange is open for business.

The NAV for each class of each Fund is calculated by dividing the value of the total assets of each class (including interest and dividends accrued but not yet received) minus liabilities of that class (including accrued expenses) by the total number of shares of that class outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

Each Fund’s assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Advisor. Good faith pricing also is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.

Index Derivatives in which the Multi-Strategy Fund invests will be valued based on the value of the applicable HFRX hedge fund strategies, as provided by HFR on a daily basis, less borrowing costs (currently 1.25% plus LIBOR). HFR provides a daily price for each HFRX hedge fund strategy, based on prices of the individual securities held in the hedge fund separate accounts underlying HFRX.

The Advisor will be responsible for monitoring market events that could have a significant impact on the price of any portfolio security, including any Index Derivative, held by the Multi-Strategy Fund and that occurs between the close of trading and the time that this Fund’s NAV is determined the next day. If such an event occurs, the portfolio security will be valued by the Advisor in good faith, in connection with the pricing review committee of the Funds’ fund accountant, in accordance with procedures established by the Board of Trustees.

Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long- term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. In the event a security is priced at fair value, there is no assurance that a Fund will realize fair value upon the sale of the security.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. ETFs, exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange on which such security trades. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board of Trustees. The fund accounting agent maintains a pricing review committee, which may seek valuation directly from an Independent Trustee if good faith pricing issues arise. Manually priced securities held by the Funds (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the net asset value of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Each Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

Each Fund was organized as a series of a business trust, but intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that each Fund actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

Dividends out of net investment income (generally interest income and dividends received on investments, less expenses), together with distributions of net realized short-term capital gains and certain foreign currency gains, are generally taxable as ordinary income to shareholders who are subject to federal income taxes, whether or not reinvested. As a result of recent federal tax legislation, qualifying distributions paid out of a Fund’s investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses (“net capital gain”) designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Fund’s shares, regardless of how long the shareholders have held the Fund’s shares. Long-term capital gains to a Fund require the holding of assets for more than one year.

A redemption of a Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If a Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of that Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, a Fund must, among other requirements:

•Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);

•Diversify its investments in securities within certain statutory limits; and
•Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

Each Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. Because each Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from each Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. A Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

The use of hedging strategies, such as selling (writing and purchasing) options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. A Fund’s income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Certain futures and foreign currency contracts in which the Funds may invest will be “section 1256 contracts.” Section 1256 contracts the Funds hold at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which it has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the excise tax described above. These rules may operate to increase the amount that the Funds must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which the Funds may invest. Code section 1092 defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under Code section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a lose and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends a Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Funds will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, a Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Funds’ investments. The custodian acts as the Funds’ depository, safekeeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds at a Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Unified Fund Services, Inc. (“Unified”), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Funds’ transfer agent, fund accountant, and administrator.  A Trustee and certain officers of the Trust are shareholders of Unified Financial Services, Inc. (“UFS”), the parent company of Unified.  Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions.  In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.  Unified also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.  For these services, Unified is entitled to 0.25% for the first $150 million of the Fund’s average net assets per year; 0.20% of the Fund’s average net assets from $150 million to $500 million; and 0.15% of the average net assets over $500 million per year (subject to a $225,000 annual minimum for year one; $250,000 annual minimum for year two, and $275,000 annual minimum for years three and subsequently thereafter).

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Cohen McCurdy, Ltd. (“Cohen”), 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145, has been selected as independent registered public accountant for the fiscal year ending November 30, 2006. Cohen performs an annual audit of the Funds’ financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the “Distributor”), is the exclusive agent for distribution of shares of the Funds. A Trustee and certain officers of the Trust are shareholders of UFS, the parent company of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor and Unified are controlled by UFS.

FINANCIAL STATEMENTS

Each Fund recently commenced operations and, as a result, has no financial statements.

APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the two highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the Advisor to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated, in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by the Advisor.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Advisor.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and Fitch. They are deemed to be predominately speculative with respect to the issuer’s ability to repay principal and interest.

Standard & Poor’s Ratings Services

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.              Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.	Nature and provisions of the obligation.

III.           Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Ratings

Short-Term Debt Rating Definitions

F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F-3--Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

Moody’s Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.